Exhibit 10.1

                                CREDIT AGREEMENT

                                   dated as of
                                  June 27, 2003

                                      among

                            CIRCUIT CITY STORES, INC.
                              as Lead Borrower for:

                         said CIRCUIT CITY STORES, INC.
                                       and
                      CIRCUIT CITY STORES WEST COAST, INC.


                            The LENDERS Party Hereto,

                               FLEET NATIONAL BANK
                                 as Issuing Bank

                            FLEET RETAIL FINANCE INC.
                  as Administrative Agent and Collateral Agent

                                       and

                              FLEET SECURITIES INC.
                                   as Arranger

                                       and

                              BANK OF AMERICA, N.A
                    CONGRESS FINANCIAL CORPORATION (CENTRAL)
                              as Syndication Agents

                                       and

                      GENERAL ELECTRIC CAPITAL CORPORATION
                                  BANK ONE, NA
                             as Documentation Agents

                                       and

                               JPMORGAN CHASE BANK
                     NATIONAL CITY COMMERCIAL FINANCE, INC.
                       THE CIT GROUP/BUSINESS CREDIT, INC.
                            WELLS FARGO FOOTHILL, LLC



                                  As Co-Agents
                           ---------------------------



                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I.....................................................................10


Definitions...................................................................10
-----------
         SECTION 1.1...............................................Defined Terms
                                                                   -------------
         SECTION 1.2.............................................Terms Generally
                                                                 ---------------
         SECTION 1.3......................................Accounting Terms; GAAP
                                                          ----------------------

ARTICLE II....................................................................33


Amount and Terms of Credit....................................................33
--------------------------
         SECTION 2.1...................................Commitment of the Lenders
                                                       -------------------------
         SECTION 2.2......................................Intentionally Omitted.
                                                           ---------------------
         SECTION 2.3...............................Reserves; Changes to Reserves
                                                   -----------------------------
         SECTION 2.4.............................................Making of Loans
                                                                 ---------------
         SECTION 2.5................................................Overadvances
                                                                    ------------
         SECTION 2.6.............................................Swingline Loans
                                                                 ---------------
         SECTION 2.7...........................................Letters of Credit
                                                               -----------------
         SECTION 2.8.................................Settlements Amongst Lenders
                                                     ---------------------------
         SECTION 2.9...................................Notes; Repayment of Loans
                                                       -------------------------
         SECTION 2.10.................................Extension of Maturity Date
                                                      --------------------------
         SECTION 2.11..........................................Interest on Loans
                                                               -----------------
         SECTION 2.12...........................................Default Interest
                                                                ----------------
         SECTION 2.13...............................................Certain Fees
                                                                    ------------
         SECTION 2.14......................................Unused Commitment Fee
                                                           ---------------------
         SECTION 2.15......................................Letter of Credit Fees
                                                           ---------------------
         SECTION 2.16.............................................Nature of Fees
                                                                  --------------
         SECTION 2.17....................Termination or Reduction of Commitments
                                         ---------------------------------------
         SECTION 2.18.................................Alternate Rate of Interest
                                                      --------------------------
         SECTION 2.19.......................Conversion and Continuation of Loans
                                            ------------------------------------

                                     (iii)

         SECTION 2.20.................... Mandatory Prepayment; Cash Collateral;
                                                          Commitment Termination
                                                          ----------------------
         SECTION 2.21.....Optional Prepayment of Loans; Reimbursement of Lenders
                          ------------------------------------------------------
         SECTION 2.22.........Maintenance of Loan Account; Statements of Account
                              --------------------------------------------------
         SECTION 2.23..............................................Cash Receipts
                                                                   -------------
         SECTION 2.24....................................Application of Payments
                                                         -----------------------
         SECTION 2.25............................................Increased Costs
                                                                 ---------------
         SECTION 2.26.........................................Change in Legality
                                                              ------------------
         SECTION 2.27................................Payments; Sharing of Setoff
                                                     ---------------------------
         SECTION 2.28......................................................Taxes
                                                                           -----
         SECTION 2.29...........................Security Interests in Collateral
                                                --------------------------------
         SECTION 2.30............Mitigation Obligations; Replacement of Lenders.
                                 -----------------------------------------------


ARTICLE III...................................................................60


Representations and Warranties................................................60
------------------------------

         SECTION 3.1........................................Organization; Powers
                                                            --------------------
         SECTION 3.2...............................Authorization; Enforceability
                                                   -----------------------------
         SECTION 3.3........................Governmental Approvals; No Conflicts
                                            ------------------------------------
         SECTION 3.4.........................................Financial Condition
                                                             -------------------
         SECTION 3.5..................................................Properties
                                                                      ----------
         SECTION 3.6........................Litigation and Environmental Matters
                                            ------------------------------------
         SECTION 3.7.........................Compliance with Laws and Agreements
                                             -----------------------------------
         SECTION 3.8.......................Investment and Holding Company Status
                                           -------------------------------------
         SECTION 3.9.......................................................Taxes
                                                                           -----
         SECTION 3.10......................................................ERISA
                                                                           -----
         SECTION 3.11................................................Disclosure.
                                                                     -----------
         SECTION 3.12...............................................Subsidiaries
                                                                    ------------
         SECTION 3.13..................................................Insurance
                                                                       ---------
         SECTION 3.14..............................................Labor Matters
                                                                   -------------
         SECTION 3.15.........................................Security Documents
                                                              ------------------
         SECTION 3.16................................Federal Reserve Regulations
                                                     ---------------------------
         SECTION 3.17...................................................Solvency
                                                                        --------

                                      (iv)

ARTICLE IV....................................................................64


Conditions....................................................................65
----------
         SECTION 4.1................................................Closing Date
                                                                    ------------
         SECTION 4.2..................Conditions Precedent to Each Loan and Each
                                                                Letter of Credit
                                                                ----------------

ARTICLE V.....................................................................68


Affirmative Covenants.........................................................68
---------------------
         SECTION 5.1..................Financial Statements and Other Information
                                      ------------------------------------------
         SECTION 5.2..................................Notices of Material Events
                                                      --------------------------
         SECTION 5.3............................Information Regarding Collateral
                                                --------------------------------
         SECTION 5.4..............................Existence; Conduct of Business
                                                  ------------------------------
         SECTION 5.5......................................Payment of Obligations
                                                          ----------------------
         SECTION 5.6...................................Maintenance of Properties
                                                       -------------------------
         SECTION 5.7...................................................Insurance
                                                                       ---------
         SECTION 5.8...................................Casualty and Condemnation
                                                       -------------------------
         SECTION 5.9..............Books and Records; Inspection and Audit Rights
                                  ----------------------------------------------
         SECTION 5.10.......................................Compliance with Laws
                                                            --------------------
         SECTION 5.11......................Use of Proceeds and Letters of Credit
                                           -------------------------------------
         SECTION 5.13.........................................Further Assurances
                                                              ------------------

ARTICLE VI....................................................................75


Negative Covenants............................................................75
------------------
         SECTION 6.1..........................Indebtedness and Other Obligations
                                              ----------------------------------
         SECTION 6.2.......................................................Liens
                                                                           -----
         SECTION 6.3.........................................Fundamental Changes
                                                             -------------------
         SECTION 6.4................Investments, Loans, Advances, Guarantees and
                                                                    Acquisitions
                                                                    ------------
         SECTION 6.5.................................................Asset Sales
                                                                     -----------
         SECTION 6.6.......Restricted Payments; Certain Payments of Indebtedness
                           -----------------------------------------------------
         SECTION 6.7................................Transactions with Affiliates
                                                    ----------------------------

                                      (v)

         SECTION 6.8.............................Amendment of Material Documents
                                                 -------------------------------
         SECTION 6.9.................................................Fiscal Year
                                                                     -----------

ARTICLE VII...................................................................80


Events of Default.............................................................80
-----------------
         SECTION 7.1...........................................Events of Default
                                                               -----------------
         SECTION 7.2.............................................When Continuing
                                                                 ---------------
         SECTION 7.3.........................................Remedies on Default
                                                             -------------------
         SECTION 7.4.....................................Application of Proceeds
                                                         -----------------------

ARTICLE VIII..................................................................84


The Agents....................................................................84
----------
         SECTION 8.1......................Administration by Administrative Agent
                                          --------------------------------------
         SECTION 8.2........................................The Collateral Agent
                                                            --------------------
         SECTION 8.3..................................Sharing of Excess Payments
                                                      --------------------------
         SECTION 8.4...............................Agreement of Required Lenders
                                                   -----------------------------
         SECTION 8.5.........................................Liability of Agents
                                                             -------------------
         SECTION 8.6...........................................Notice of Default
                                                               -----------------
         SECTION 8.7...................................Lenders' Credit Decisions
                                                       -------------------------
         SECTION 8.8...........................Reimbursement and Indemnification
                                               ---------------------------------
         SECTION 8.9............................................Rights of Agents
                                                                ----------------
         SECTION 8.10.........................................Notice of Transfer
                                                              ------------------
         SECTION 8.11............................................Successor Agent
                                                                 ---------------
         SECTION 8.12...........................Reports and Financial Statements
                                                --------------------------------
         SECTION 8.13..........................................Delinquent Lender
                                                               -----------------
         SECTION 8.14.....Syndication Agent,s Documentation Agents, and Arranger
                          ------------------------------------------------------

ARTICLE IX....................................................................90


Miscellaneous.................................................................90
-------------

                                      (vi)

         SECTION 9.1.....................................................Notices
                                                                         -------
         SECTION 9.2.........................................Waivers; Amendments
                                                             -------------------
         SECTION 9.3..........................Expenses; Indemnity; Damage Waiver
                                              ----------------------------------
         SECTION 9.4............Designation of Lead Borrower as Borrowers' Agent
                                ------------------------------------------------
         SECTION 9.5......................................Successors and Assigns
                                                          ----------------------
         SECTION 9.6....................................................Survival
                                                                        --------
         SECTION 9.7....................Counterparts; Integration; Effectiveness
                                        ----------------------------------------
         SECTION 9.8................................................Severability
                                                                    ------------
         SECTION 9.9.............................................Right of Setoff
                                                                 ---------------
         SECTION 9.10.........Governing Law; Jurisdiction; Consent to Service of
                                                                         Process
                                                                         -------
         SECTION 9.11.......................................WAIVER OF JURY TRIAL
                                                            --------------------
         SECTION 9.12...................................................Headings
                                                                        --------
         SECTION 9.13...................................Interest Rate Limitation
                                                        ------------------------
         SECTION 9.14.........................................Additional Waivers
                                                              ------------------


                                     (vii)

                                    EXHIBITS

A.   Assignment and Acceptance
B-1. Revolving Notes
B-2  Swingline Note
C    Opinion of Counsel to Borrowers
D.   Borrowing Base Certificate
E.   Form of Blocked Account Agreement

These non-material exhibits have been omitted from the agreement as filed. The Company agrees to furnish supplementally to the Commission upon request a copy of such exhibits.

                                     (viii)



                                    SCHEDULES

1.1          Lenders and Commitments
2.23(a)      DDAs
2.23(b)      Credit Card Arrangements
2.23(c)      Blocked Account Information
3.05(c)(i)   Title to Properties; Real Estate Owned
3.05(c)(ii)  Leased Properties
3.06         Disclosed Matters
3.10         Plans
3.12         Subsidiaries
3.13         Insurance
5.01(b)(ii)  Financial Reporting Requirements
6.01         Indebtedness
6.02         Liens
6.04         Investments

These non-material schedules have been omitted from the agreement as filed. The Company agrees to furnish supplementally to the Commission upon request a copy of such schedules.


CREDIT AGREEMENT dated as of June 27, 2003 (this "Agreement") among

         CIRCUIT CITY STORES, INC., a corporation organized under the laws of the State of Virginia having a place of business at 9950 Mayland Drive, Richmond, Virginia, as Lead Borrower for the Borrowers, being said CIRCUIT CITY STORES, INC., and

                  CIRCUIT CITY STORES WEST COAST, INC., a corporation organized under the laws of the State of California having a place of business at 680 S. Lemon Avenue, Walnut, California 91789;

         the LENDERS party hereto; and

         FLEET NATIONAL BANK, as Issuing Bank, a national banking association having a place of business at 40 Broad Street, Boston, Massachusetts 02109; and

         FLEET RETAIL FINANCE INC., as Administrative Agent and Collateral Agent for the Lenders and the Issuing Bank, a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

         BANK OF AMERICA, N.A. AND CONGRESS FINANCIAL CORPORATION (CENTRAL), as Syndication Agents; and

         GENERAL ELECTRIC CAPITAL CORPORATION and BANK ONE, NA, as Documentation Agents; and

         JPMORGAN CHASE BANK,  NATIONAL CITY COMMERCIAL  FINANCE,  INC., THE CIT
         GROUP/BUSINESS  CREDIT,  INC.,  and  WELLS  FARGO  FOOTHILL,   LLC,  as
         Co-Agents

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

ARTICLE I

                                   Definitions

         SECTION 1.1 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

         "ACH" shall mean automated clearing house transfers.

         "Account" shall mean all accounts, accounts receivable, receivables, and rights to payment (whether or not earned by performance) for: Inventory that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of; and/or arising out of the use of a credit or charge card or information contained on or used with that card.

                                       10

         "Adjusted LIBO Rate" means, with respect to any LIBO Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.
         "Administrative Agent" means FRF, in its capacity as administrative agent for the Lenders and the Issuing Bank hereunder.

         "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

         "Agents" shall mean collectively, the Administrative Agent and the Collateral Agent.

         "Agreement"  means  this  Credit  Agreement,   as  modified,   amended,
supplemented or restated, and in effect from time to time.

         "Applicable Law" means as to any Person: (i) all statutes, rules, regulations, orders, or other requirements having the force of law and (ii) all court orders and injunctions, and/or similar rulings, in each instance ((i) and (ii)) of or by any Governmental Authority, or court, or tribunal which has jurisdiction over such Person, or any property of such Person, or of any other Person for whose conduct such Person would be responsible.

         "Applicable Margin" means initially, the rates for Prime Rate Loans and LIBO Loans set forth in Level II, below:


         ---------- ----------------------------- -------------------- -----------------------------


         Level      Consolidated EBITDA           Prime Rate Loans     LIBO Loans
         ---------- ----------------------------- -------------------- -----------------------------
         ---------- ----------------------------- -------------------- -----------------------------


         I          Consolidated EBITDA greater   0%                   [CONFIDENTIAL]*%
                        than [CONFIDENTIAL]*
         ---------- ----------------------------- -------------------- -----------------------------
         ---------- ----------------------------- -------------------- -----------------------------


         II           Consolidated EBITDA less    0%                   [CONFIDENTIAL]*%
                          than or equal to
                    [CONFIDENTIAL]* but greater
                          than or equal to
                          [CONFIDENTIAL]*
         ---------- ----------------------------- -------------------- -----------------------------
         ---------- ----------------------------- -------------------- -----------------------------


         III          Consolidated EBITDA less    0%                   [CONFIDENTIAL] * %
                        than [CONFIDENTIAL]*

         ---------- ----------------------------- -------------------- -----------------------------

         The Applicable Margin shall be adjusted quarterly based upon the Borrowers' Consolidated EBITDA for the period ending on the last day of the most recent fiscal quarter; provided, however, that in no event shall the Applicable Margin be established at Level I ,

*Confidential Treatment has been requested for the redacted portion pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

                                       11

(notwithstanding that the performance measures for Level I may have been satisfied) unless and until the Administrative Agent has received a compliance certificate, in the form required by Section 5.01(a)(iii) hereof for the Borrowers' fiscal year ending February 28, 2004. Any adjustments to the Applicable Margin shall be implemented prospectively on the fifth Business Day after delivery of the financial statements required by Sections 5.01 (a)(i) or
(ii) hereof and the compliance certificate required by Section 5.01(a)(iii) hereof. Upon the failure of the Borrowers to timely deliver the financial statements required by Sections 5.01(a)(i) or (ii) hereof or the compliance certificate required pursuant to Section 5.01(a)(iii), and until such financial statements and compliance certificate is so delivered, the Applicable Margin shall be established at Level III. Upon the occurrence of an Event of Default, interest shall be determined in the manner set forth in Section 2.12.

         "Appraisal Percentage" shall mean [CONFIDENTIAL]*%.

         "Appraised Value" means the net cost liquidation value of the Borrowers' Inventory as set forth in the Borrowers' stock ledger (expressed as a percentage of the Cost of such Inventory) as determined from time to time by Gordon Brothers or by another independent appraiser reasonably satisfactory to the Administrative Agent, with such appraisal conducted in accordance with
Section 5.09(b) hereof. Appraised Value shall be determined based upon the most recent appraisal undertaken by Gordon Brothers or such other appraiser (regardless of who bears the expense thereof under Section 5.09(b)).

         "Arranger" means FSI.

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.05), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

         "Availability Reserves" means such reserves as the Administrative Agent from time to time determines in the Administrative Agent's reasonable discretion (after consultation with the Lead Borrower (whose consent to any Availability Reserve shall not be required)) as being appropriate to reflect the impediments to the Agents' ability to realize upon the Collateral. Availability Reserves shall be established and calculated in a manner and methodology consistent with the Administrative Agent's practices as of the Closing Date with other similarly situated borrowers.

         "Blocked Account Agreements" shall mean agency agreements with the banks maintaining deposit accounts of the Borrower where funds from one or more DDAs are concentrated, which agreements shall be substantially in the form attached hereto as Exhibit E or otherwise in form and substance reasonably satisfactory to the Administrative Agent.

         "Blocked Account Banks" shall mean the banks with whom the Borrowers have entered into Blocked Account Agreements.

*Confidential Treatment has been requested for the redacted portion pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

                                       12

         "Blocked Accounts" shall mean each deposit account of the Borrowers which is the subject of a Blocked Account Agreement.

         "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Borrowers" means collectively, Circuit City Stores, Inc. and Circuit City Stores West Coast, Inc.

         "Borrowing" shall mean (a) the incurrence of Loans of a single Type, on a single date and having, in the case of LIBO Loans, a single Interest Period, or (b) a Swingline Loan.
         "Borrowing Base" means, at any time of calculation, an amount equal to

         (a) the Receivables Advance Rate multiplied by the face amount of Eligible Credit Card Receivables, plus

         (b) the lesser of (i) (A) the Appraisal Percentage multiplied by (B)(1) the Appraised Value of Eligible Inventory, minus (2) Inventory Reserves, or (ii) (A) the Inventory Advance Rate multiplied by (B)(1) the Cost of Eligible Inventory, minus (2) Inventory Reserves; minus

         (c) the then amount of all Availability Reserves.

         "Borrowing Base  Certificate"  has the meaning assigned to such term in
Section 5.01(b)(i).

         "Borrowing Request" means a request by the Lead Borrower on behalf of the Borrowers for a Borrowing in accordance with Section 2.04.

         "Breakage Costs" shall have the meaning set forth in Section 2.21(b).

         "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in Boston, Massachusetts are authorized or required by law to remain closed, provided that, when used in connection with a LIBO Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market. Except as otherwise provided herein, if any day on which a payment is due is not a Business Day, then the payment shall be due on the next day following which is a Business Day and such extension of time shall be included in computing interest and fees in connection with such payment.

         "Capital Expenditures" means, for any period, (a) the additions to property, plant and equipment and other capital expenditures of the Borrowers that are (or would be) set forth in a consolidated statement of cash flows of the Borrowers for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by the Borrowers during such period.

         "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and

                                       13

accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

         "Capped Availability" means, as of any date of determination, the excess, if any, of (a) the lesser of (i) the Total Commitments, or (ii) the Borrowing Base, over (b) the outstanding Credit Extensions.

         "Cash Collateral Account" shall mean an interest-bearing account established by the Borrowers with the Collateral Agent at Fleet under the sole and exclusive dominion and control of the Collateral Agent designated as the "Circuit City Cash Collateral Account".

         "Cash Dominion Event" means either (i) the occurrence and continuance of any Specified Event of Default, or (ii) the failure of the Borrowers to maintain Excess Availability of at least $50,000,000 for a period of five (5) consecutive Business Days. For purposes of this Agreement, the occurrence of a Cash Dominion Event shall be deemed continuing (i) so long as such Specified Event of Default has not been waived, and/or (ii) if the Cash Dominion Event arises as a result of the Borrowers' failure to achieve Excess Availability required hereunder, until Excess Availability has exceeded $50,000,000.00 for thirty (30) consecutive Business Days, in which case a Cash Dominion Event shall no longer be deemed to be continuing for purposes of this Agreement, provided that a Cash Dominion Event shall be deemed continuing (even if the Specified Event of Default is no longer continuing and/or Excess Availability exceeds the required amounts for thirty (30) consecutive Business Days) at all times after a Cash Dominion Event has occurred and been discontinued on three (3) occasions in any twelve month period after the Closing Date.

         "Cash Receipts" has the meaning provided therefor in Section 2.23(d).

         "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss. 9601 et seq.

         "Change in Control" means, at any time, (a) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Lead Borrower by Persons who were neither (i) nominated by the board of directors of the Lead Borrower nor (ii) appointed by directors so nominated; or (b) any person (within the meaning of the Securities and Exchange Act of 1934, as amended) is or becomes the beneficial owner (within the meaning of Rule 13d-3 and 13d-5 of the Securities and Exchange Act of 1934, as amended), directly or indirectly, of forty percent (40%) or more of the aggregate voting power represented by the outstanding capital stock of the Lead Borrower on a fully diluted basis, whether as a result of the issuance of securities of the Lead Borrower, any merger, consolidation, or otherwise, or (c) the failure of the Lead Borrower to own, directly or indirectly, 100% of the capital stock of all of the Subsidiary Borrowers unless pursuant to a transaction otherwise permitted hereunder.

         "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.25(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any)

                                       14

with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made, issued or changed after the date of this Agreement.

         "Charges" has the meaning provided therefor in Section 9.13.

         "Closing  Date"  means the date on which the  conditions  specified  in
Section 4.01 are satisfied (or waived by the Agents).

         "Code" means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, as amended from time to ---- time.

         "Collateral"   means  any  and  all  "Collateral"  as  defined  in  any
applicable Security Document.

         "Collateral Agent" means FRF, in its capacity as collateral agent under the Security Documents.

         "Commercial Letter of Credit" means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by a Borrower in the ordinary course of business of such Borrower.

         "Commitment" shall mean, with respect to each Lender, the commitment of such Lender hereunder in the amount set forth opposite its name on Schedule 1.1 hereto or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to Section 2.17 hereof.

         "Commitment Fee" has the meaning provided therefor in Section 2.14.

         "Commitment Percentage" shall mean, with respect to each Lender, that percentage of the Commitments of all Lenders hereunder in the amount set forth opposite its name on Schedule 1.1 hereto or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to Section 2.17 hereof.

         "Consolidated" means, when used to modify a financial term, test, statement, or report of a Person, refers to the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of such Person and its Subsidiaries.

         "Consolidated EBITDA" means for any twelve month period, the result for such period of (i) Consolidated Net Income, plus (ii) depreciation, amortization and all other non-cash charges that were deducted in the calculation of Consolidated Net Income for such period plus (iii) provisions for income taxes that were deducted in the calculation of Consolidated Net Income for such period, plus (iv) Consolidated Interest Expense, plus (v) losses on sales of assets (excluding sales in the ordinary course of business) and other extraordinary losses that were deducted in the calculation of Consolidated Net Income for such period, less (vi) the amount for such period of gains on sales of assets (excluding sales in the ordinary course of business ) and other extraordinary gains that were included in the calculation of Consolidated Net Income for such period, all as determined on a Consolidated basis in accordance with GAAP. Each calculation of Consolidated EBITDA under this Agreement shall be made for the twelve month period ending on the date of such calculation.

                                       15

         "Consolidated Interest Expense" means, for any period for any Person, total interest expense (including that attributable to Capital Lease Obligations in accordance with GAAP) of such Person and its Subsidiaries on a Consolidated basis with respect to all outstanding Indebtedness of such Person and its Subsidiaries.

         "Consolidated Net Income" means, for any period with respect to any Person, the net income (or loss) of such Person and its Subsidiaries on a Consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, provided that there shall be excluded (i) the income (or loss) of any Person (other than Subsidiaries of the Lead Borrower) in which any other Person (other than the Lead Borrower or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Lead Borrower or any of its Subsidiaries by such Person during such period, and (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Lead Borrower or any of its Subsidiaries or is merged into or consolidated with the Lead Borrower or any of its Subsidiaries or that Person's assets are acquired by the Lead Borrower or any of its Subsidiaries.

         "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms "Controlling" and "Controlled" have meanings correlative thereto.

         "Cost" means the cost value of Inventory as reported on the Borrowers' financial stock ledger using the cost method of accounting based on practices which are in effect on the date of this Agreement.

         "Credit Card Agreements" has the meaning provided therefor in Section 2.23(c).

         "Credit Extensions" as of any day, shall be equal to the sum of (a) the principal balance of all Loans then outstanding, and (b) the then amount of the Letter of Credit Outstandings.

         "Customer Credit Liabilities" means, at any time, the aggregate face value at such time of (a) outstanding gift certificates and gift cards of the Borrowers entitling the holder thereof to use all or a portion of the certificate to pay all or a portion of the purchase price for any Inventory, and
(b) outstanding merchandise credits of the Borrowers.

         "DDAs" means any checking or other demand deposit account maintained by any Borrower into which proceeds of Collateral are deposited. All funds in such DDAs shall be conclusively presumed to be Collateral and proceeds of Collateral and the Agent and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in the DDAs.

         "DDA  Notification"  has  the  meaning  provided  therefor  in  Section
2.23(c).

         "Default" means any event or condition that constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

         "Delinquent Lender" has the meaning given that term in Section 8.13.

                                       16

         "Delinquent Lender's Future Commitment" has the meaning provided therefor in Section 8.13.

         "dollars" or "$" refers to lawful money of the United States of America.

         "Eligible Credit Card Receivables" means Accounts due to a Borrower on a non-recourse basis from Visa, Mastercard, American Express Co., Discovercard and other major credit card processors reasonably acceptable to the Administrative Agent, as arise in the ordinary course of business and which have been earned by performance. Without limiting the foregoing, none of the following shall be deemed to be Eligible Credit Card Receivables:

                  (a) Accounts that have been outstanding for more than five (5)
                      Business Days from the date of sale;

                  (b) Accounts  with  respect to which a Borrower  does not have good, valid and marketable title thereto, free and clear of any Encumbrance (other than Liens granted to the Collateral Agent, for its benefit and the ratable benefit of the Secured Parties, pursuant to the Security Documents);

                  (c) Accounts that are not subject to a first priority security interest in favor of the Collateral Agent, for the benefit of itself and the Secured Parties;

                  (d) Accounts which are disputed,  are with  recourse,  or with respect to which a claim, counterclaim, offset or chargeback has been asserted (to the extent of such claim, counterclaim, offset or chargeback); or

                  (e) Accounts which are due from FNANB.

         "Eligible Inventory" shall mean, as of the date of determination thereof, (a) Eligible L/C Inventory, and (b) items of Inventory of the Borrowers that are finished goods, merchantable and readily saleable to the public in the ordinary course of business. Without limiting the foregoing, none of the following shall be deemed to be Eligible Inventory:

                  (a) Inventory that is not owned solely by a Borrower, or is leased or on consignment, or such Borrower does not have good and valid title thereto;

                  (b) Inventory (including any portion thereof in transit from vendors, other than Eligible L/C Inventory) that is not located at a warehouse facility or store that is owned or leased by a Borrower;

                  (c) Inventory that represents (i) goods damaged, defective or otherwise unmerchantable, (ii) goods that do not conform in all material respects to the representations and warranties contained in this Agreement or any of the Security Documents, (iii) goods to be returned to the vendor, or (iv) goods in the following stock ledger locations: (A) Product Return Center, (B) Service Inventory, (C) Damage Return Center, (D) Corporate Office, (E) MAC Inventory, and (F) Road Support Merchandise;

                  (d) Inventory that is not located in the United States of America (excluding territories and possessions thereof) other than Eligible L/C Inventory;

                                       17

                  (e) Inventory   that   is   not   subject   to   a   perfected
         first-priority security interest in favor of the Collateral Agent for the benefit of the Secured Parties;

                  (f) Inventory  which  consists  of  samples,   labels,   bags,
         packaging, and other similar non-merchandise categories.

                  (g) Inventory as to which insurance in material compliance with the provisions of Section 5.07 hereof is not in effect.

                  (h) Inventory which has been sold but not yet delivered or as to which any Borrower has accepted a deposit.

                  (i) Any Inventory acquired in a Permitted Acquisition, unless and until the Agents shall have received (i) the results of appraisals of the Inventory acquired in such acquisition, and (ii) such other due diligence as the Agent may reasonably require, all of the results of the foregoing to be reasonably satisfactory to the Agents.

         "Eligible L/C Inventory" shall mean, as of the date of determination thereof, without duplication of other Eligible Inventory, Inventory (a) not yet delivered to the Borrowers, (b) the purchase of which is supported by a Commercial Letter of Credit having an expiry within sixty (60) days of date of issuance, (c) either (i) which has been consigned to a Borrower or to the Issuing Bank (along with delivery to a Borrower or the Issuing Bank, as applicable, of the documents of title with respect thereto), or (ii) as to which the Collateral Agent has control over the documents of title which evidence ownership of the subject Inventory (such as by the delivery of a customs broker agency agreement, satisfactory to the Collateral Agent), and (d) which otherwise would constitute Eligible Inventory.

         "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, handling, treatment, storage, disposal, Release or threatened Release of any Hazardous Material or to health and safety matters.

         "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, natural resource damage, costs of environmental remediation, administrative oversight costs, fines, penalties or indemnities), of any Person directly or indirectly resulting from or based upon
(a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         "ERISA   Affiliate"  means  any  trade  or  business  (whether  or  not incorporated) that, together with the Lead Borrower, is treated as a single employer under Section 414(b) or (c) of

                                       18

the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

         "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Lead Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Lead Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Lead Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Lead Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from te Lead Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

         "Event of  Default"  has the  meaning  assigned to such term in Section
7.01.

         "Excess Availability" means, as of any date of determination, the excess, if any, of (a) the Borrowing Base, over (b) the outstanding Credit Extensions.

         "Excluded Taxes" means, with respect to the Agents, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) income or franchise taxes imposed on (or measured by) its gross or net income, (b) any branch profits taxes, and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by a Borrower under Section 2.30(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.28(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section 2.28(a).

         "Extended Maturity Date" means June 27, 2008.

         "Extension  Request"  shall  have the  meaning  set  forth  in  Section
2.10(a).

         "Extension  Request  Response"  shall  have the  meaning  set  forth in
Section 2.10(b).

         "Facility Guaranty" means the Guaranty executed by the Borrowers in favor of the Agents, the Issuing Bank and the Lenders.

         "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as

                                       19

published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by Fleet from three Federal funds brokers of recognized standing selected by it.

         "Fee Letter" means the letter entitled "Fee Letter" among the Borrowers and the Administrative Agent of even date herewith, as such letter may from time to time be amended.

         "Financial Officer" means, with respect to any Borrower, the chief financial officer, treasurer, assistant treasurer, controller or assistant controller of such Borrower.

         "Fifth Third" means Fifth Third Bank Processing Solutions.

         "FNANB" means First North American National Bank.

         "FNANB  Merchant   Agreement"  means  Amended  and  Restated   Merchant
Agreement dated as of January 27, 2003 by and among the Lead Borrower and FNANB in effect as of the Closing Date, and as amended from time to time thereafter.

         "Fleet" means Fleet National Bank, a national banking association.

         "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

         "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

         "FRF" means Fleet Retail Finance Inc., a Delaware corporation. ---

         "FRF  Concentration  Account"  has the  meaning  provided  therefor  in
Section 2.23(d).

         "FSI" means Fleet Securities, Inc., a Massachusetts corporation. ---

         "GAAP"means accounting principles which are consistent with those promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made.

         "Gordon Brothers" means GB Asset Advisors, LLC or any Affiliate thereof.

         "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any

                                       20

Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation, provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business.

         "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, mold, and all other substances or wastes of any nature regulated pursuant to any Environmental Law, including any material listed as a hazardous substance under
Section 101(14) of CERCLA.

         "Hedging Agreement" means any interest rate protection agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, foreign currency exchange agreement, commodity price protection agreement, or other interest or currency exchange rate or commodity price hedging arrangement designed to hedge against fluctuations in interest rates or foreign exchange rates, excluding any such agreement entered into in connection with Permitted Securitization Transactions and any offsetting hedging agreements related thereto (a "Securitization Hedging Agreement").

         "Indebtedness" of any Person means, without duplication, (a) all payment obligations of such Person for borrowed money (including any obligations which are without recourse to the credit of such Person but which are secured by a Lien on the property of such Person), (b) all payment obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all payment obligations of such Person upon which interest charges are customarily paid, (d) all payment obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all payment obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all payment obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty (j) all payment obligations, contingent or otherwise, of such Person in respect of bankers' acceptances, (k) all Hedging Agreements (it being understood that Securitization Hedging Agreements shall not constitute Indebtedness), and (l) the principal and interest portions of all rental obligations of such Person under any Synthetic Lease or similar off-balance sheet financing where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of

                                       21

such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

         "Indemnified Taxes" means Taxes arising from any payment made hereunder or otherwise with respect to this Agreement, other than Excluded Taxes.

         "Indemnitee" has the meaning provided therefor in Section 9.03(b).

         "Initial Maturity Date" means June 27, 2007.

         "Interest Payment Date" means (a) with respect to any Prime Rate Loan (including a Swingline Loan), the last day of each calendar quarter, and (b) with respect to any LIBO Loan, the last day of each calendar quarter, and the last day of the Interest Period applicable to the Borrowing of which such Loan is a part.

         "Interest Period" means, with respect to any LIBO Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Lead Borrower may elect by notice to the Administrative Agent in accordance with the provisions of this Agreement, provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period ends) shall end on the last Business Day of the last calendar month of such Interest Period, (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date, and (d) notwithstanding the provisions of clause (c), no Interest Period shall have a duration of less than one month, and if any Interest Period applicable to a LIBO Borrowing would be for a shorter period, such Interest Period shall not be available hereunder. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

         "Inventory" has the meaning assigned to such term in the Security Agreement.

         "Inventory Advance Rate" means [CONFIDENTIAL]*%).

         "Inventory Reserves" means such reserves as may be established from time to time by the Administrative Agent in the Administrative Agent's reasonable discretion (after consultation with the Lead Borrower (whose consent to any Inventory Reserve shall not be required)) with respect to the determination of the saleability, at retail, of Eligible Inventory or which reflect such other factors as affect the appraised value of Eligible Inventory. Inventory Reserves shall be established and calculated in a manner and methodology consistent with the Administrative Agent's practices as of the Closing Date with other similarly situated borrowers.

*Confidential Treatment has been requested for the redacted portion pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

                                       22

         "Investment" has the meaning provided therefor in Section 6.04.

         "Issuing Bank" means Fleet, in its capacity as the issuer of Letters of Credit hereunder, and any other Lender as the Administrative Agent and the Lead Borrower may agree, such agreement not to be unreasonably withheld. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

         "L/C Disbursement" means a payment made by the Issuing Bank pursuant to a Letter of Credit.

         "Lead Borrower" means Circuit City Stores, Inc.

         "Lenders" shall mean the Persons identified on Schedule 1.1 and each assignee that becomes a party to this Agreement as set forth in Section 9.05(b).

         "Letter of Credit" shall mean a letter of credit that is issued pursuant to this Agreement for the account of any Borrower.

         "Letter of Credit Fees" shall mean the fees payable in respect of Letters of Credit pursuant to Section 2.15.

         "Letter of Credit Outstandings" shall mean, at any time, the sum of (a) with respect to Letters of Credit outstanding at such time, the aggregate maximum amount that then is or at any time thereafter may become available for drawing or payment thereunder plus (b) all amounts theretofore drawn or paid under Letters of Credit for which the Issuing Bank has not then been reimbursed. "LIBO Borrowing" shall mean a Borrowing comprised of LIBO Loans.

         "LIBO Loan" shall mean any Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of
Article II.

         "LIBO Rate"means, with respect to any LIBO Borrowing for any Interest Period, the rate of interest (rounded upwards, if necessary, to the next 1/16 of 1%) per annum at which deposits in dollars are offered by banks in the London interbank market, appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days before the first day of the Interest Period for the subject LIBO Borrowing, for a deposit approximately in the amount of the subject Borrowing and for a period of time approximately equal to such Interest Period; provided, however, if the rate described above does not appear on the Reuters System on any applicable interest determination date, the LIBO Rate shall be the rate (rounded upward, if necessary, to the nearest 1/16 of 1%), determined on the basis of the offered rates for deposits in dollars for a period of time comparable to such Interest Period which are offered to the Administrative Agent by major banks in the London interbank market as selected by Administrative Agent at approximately 11:00 a.m. London time, on the day that is two (2) Business Days preceding the first day of such Interest Period. In the event that the Administrative Agent is unable to obtain any such quotation as provided above, it will be deemed that a LIBO Rate pursuant to a LIBO Borrowing cannot be obtained.

                                       23

         "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

         "Loan  Account"  has  the  meaning  assigned  to such  term in  Section
2.22(a).

         "Loan Documents"means this Agreement, the Notes, the Letters of Credit, the Fee Letter, all Borrowing Base Certificates, the Blocked Account Agreements, the DDA Notifications, the Credit Card Notifications, the Security Documents, the Facility Guaranty, and any other instrument or agreement now or hereafter executed and delivered in connection herewith or therewith.

         "Loans" shall mean all loans (including, without limitation, Revolving Loans and Swingline Loans) at any time made to the Borrowers or for account of the Borrowers pursuant to this Agreement.

         "Margin Stock" has the meaning assigned to such term in Regulation U.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, property, assets, or condition, financial or otherwise, of the Lead Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrowers to perform any material obligation or to pay any Obligations under this Agreement or any of the other Loan Documents, or (c) the validity or enforceability of this Agreement or any of the other Loan Documents or any of the material rights or remedies of the Administrative Agent, the Collateral Agent or the Lenders hereunder or thereunder, including, without limitation, with respect to the Collateral. "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit) (including obligations in respect of one or more Hedging Agreements) of any one or more of the Borrowers in an aggregate principal amount exceeding $50,000,000.

         "Maturity Date" means the Initial Maturity Date, or if extended in accordance with Section 2.10, the Extended Maturity Date, as the case may be.

         "Maximum Rate" has the meaning provided therefor in Section 9.13.

         "Minority  Lenders"  has  the  meaning  provided  therefor  in  Section
9.02(d).

         "Moody's" means Moody's Investors Service, Inc.

         "Multiemployer Plan"means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Noncompliance Notice" has the meaning provided therefor in Section 2.06(b).

         "Non-Consenting Lender" has the meaning provided therefor in Section 2.10(b).

                                       24

         "Notes" shall mean (i) the promissory notes of the Borrowers substantially in the form of Exhibit B-1, each payable to the order of a Lender, evidencing the Revolving Loans, and (ii) the promissory note of the Borrowers substantially in the form of Exhibit B-2, payable to the Swingline Lender, evidencing the Swingline Loans.

         "Obligations" means (a) the payment by the Borrowers of (i) the principal of, and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrowers under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise, of the Borrowers to the Secured Parties under the Credit Agreement and the other Loan Documents, and (b) the performance of all covenants, agreements, obligations and liabilities of the Borrowers under or pursuant to this Agreement and the other Loan Documents.

         "Online  Services  Agreement" has the meaning  assigned to such term in
Section 2.07(d).

         "Other Liabilities" means (a) the payment and performance of any Hedging Agreements which are permitted pursuant to Section 6.01 hereof, and (b) the payment and performance of any transaction with FRF as Collateral Agent or Administrative Agent, or Fleet, or any of their respective Affiliates, which arises out of any cash management, depository, investment, letter of credit, equipment leasing, Hedging Agreement, Securitization Hedging Agreement, or other banking or financial services provided by any such Person, in each case, in connection with this Agreement or the other Loan Documents, as each may be amended from time to time.

         "Other Taxes" means any and all current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document. "Overadvance" means, at any time of calculation, a circumstance in which the Credit Extensions exceed the lesser of (a) the Total Commitments or (b) the Borrowing Base.

         "Participant" has the meaning provided therefor in Section 9.05(e).

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

         "Perfection Certificate" means a certificate in the form of Annex 1 to the Security Agreement or any other form approved by the Collateral Agent.

         "Permitted Acquisition" means an Investment in, the purchase of the capital stock in or all or a substantial part of the assets or properties of any Person, the entering into any exchange of securities with any Person, or the entering into any transaction, merger or consolidation of any Person, in each case in which each of the following conditions are satisfied:

                  (i) Any assets acquired shall be utilized in, and if the acquisition involves a merger, consolidation or stock acquisition, the Person which is the

                                       25

            subject of such acquisition shall be engaged in, only a business permitted to be conducted by the Borrowers pursuant to this Agreement; and

                 (ii) No Default or Event of Default exists or would arise after giving effect to the consummation of the acquisition; and

                (iii) The Person making the acquisition must be a Borrower or a Subsidiary complying with the requirements of clause (vi) of this definition; and

                 (iv) The Lead Borrower shall have furnished the Agents with ten (10) Business Days prior notice of such intended acquisition and shall have furnished the Collateral Agent with (A) a current draft of the acquisition agreement and other acquisition documents, (B) a summary of any due diligence undertaken by the Borrowers in connection with such acquisition, (C) appropriate financial statements of the Person which is the subject of such acquisition,
            (D) pro forma projected financial statements, if any, and (E) such other information as the Agents may reasonably require, provided that the Person making the acquisition shall not be required to delay the consummation thereof if the additional information requested by the Agents under this clause E is not readily obtainable (but such Person shall furnish the Agent with such additional information thereafter as soon as reasonably practicable).

                  (v) If an acquisition of capital stock or other equity interests, after consummation of such acquisition, a Borrower shall own directly or indirectly a majority of the equity interests in the Person being acquired and shall control a majority of any voting interests, and/or shall otherwise Control the Person being acquired.

                 (vi) If the Person effecting the acquisition is a Subsidiary or if the Person which is the subject of such acquisition will be maintained as a Subsidiary of a Borrower, such Subsidiary shall have executed such documents as may be necessary to be joined as a "Borrower" or guarantor hereunder, as determined by the Agents, and the Collateral Agent shall have received a first priority security interest in such Subsidiary's inventory, accounts, and other property of the same nature as constitutes Collateral under this Agreement in order to secure the Obligations and the Other Liabilities.

                (vii) The aggregate consideration (exclusive of the value of any common equity of the Lead Borrower issued or delivered in connection with Permitted Acquisitions) furnished in connection with Permitted Acquisitions, howsoever classified (whether as Indebtedness, Investment or otherwise) for all acquisitions after the Closing Date (including those described in Section 6.04(f)) shall not exceed $100,000,000; and

               (viii)     Such  acquisition   shall  have  been  approved  by  a
            majority of the board of directors (or the equivalent governing body) of the Person which is the

                                       26

            subject of such acquisition and such Person shall not have announced that it will oppose such acquisition or shall not have commenced any action which alleges that such acquisition will violate applicable law.


         "Permitted Encumbrances" means:

                  (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.05;

                  (b) carriers', warehousemen's, mechanics', landlord's, materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in compliance with Section 5.05;

                  (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance, old-age pension and other social security laws or regulations;

                  (d) deposits to secure the performance of bids, trade contracts, leases, contracts (other than for the repayment of borrowed money), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

                  (e) judgment liens in respect of judgments that do not constitute an Event of Default under Section 7.01(k); and

                  (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrowers or any Subsidiary of the Borrowers.

provided that, except as provided in any one or more of clauses (a) through (f) above, the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

         "Permitted Investments" means each of the following:

                  (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                  (b) Investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least A-1 or P-1 from S&P or from Moody's;

                                       27

                  (c) Investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and demand deposit and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

                  (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (c) above or with any primary dealer;

                  (e)  Investments  required  to be made in  FNANB  by the  Lead
         Borrower  to  enable  FNANB  to  comply  with   applicable   regulatory
         requirements; and

                  (f) Investments made by FNANB under the Community Reinvestment Act in an amount not to exceed $5,000,000 in the aggregate.

provided that, notwithstanding the foregoing, after the occurrence and during the continuance of a Cash Dominion Event, no such Investments shall be made by a Borrower (and no Investments then existing shall be extended past the then maturity date thereof) pursuant to clauses (a) through (d) above unless (i) either (A) no Loans are then outstanding, or (B) the Investment is a temporary Investment pending expiration of an Interest Period for a LIBO Loan, the proceeds of which Investment will be applied to the Obligations after the expiration of such Interest Period, and (ii) such Investments are pledged by the applicable Borrower to the Collateral Agent as additional collateral for the Obligations and Other Liabilities pursuant to such agreements as may be reasonably required by the Agents.

         "Permitted Overadvance" means an Overadvance determined by the Administrative Agent, in its reasonable discretion, (a) which is made to maintain, protect or preserve the Collateral and/or the Lenders' rights under the Loan Documents, or (b) which is otherwise in the Lenders' interests; provided that Permitted Overadvances shall not (i) exceed five percent (5%) of the then Borrowing Base in the aggregate outstanding at any time or (ii) remain outstanding for more than forty-five (45) consecutive Business Days, unless in case of clause (ii), the Required Supermajority Lenders otherwise agree; and provided further that the foregoing shall not (1) modify or abrogate any of the provisions of Section 2.07(f) regarding the Lender's obligations with respect to L/C Disbursements, or (2) result in any claim or liability against the
Administrative Agent (regardless of the amount of any Overadvance) for "inadvertent Overadvances" (i.e. where an Overadvance results from changed circumstances beyond the control of the Administrative Agent (such as a reduction in the collateral value)), and further provided that in no event shall the Administrative Agent make an Overadvance, if after giving effect thereto, the principal amount of the Credit Extensions would exceed the Total Commitments (as in effect prior to any termination of the Commitments pursuant to Section
7.01 hereof).

         "Permitted Securitization Transaction" means a transaction in which (i) credit card receivables or other financial assets originated or acquired by a Borrower or any Subsidiary of a Borrower are transferred to one or more bankruptcy remote, special purpose entities in a manner that legally isolates the transferred assets from such Borrower or Subsidiary (such that the

                                       28

transferred assets would not be included in the estate of such Borrower or such Subsidiary in a bankruptcy, receivership or insolvency proceeding), and (ii) asset backed certificates or other securities evidencing an interest in, or otherwise backed by, the transferred assets are sold to investors, and (iii) such Borrower or such Subsidiary receives fair value in the form of cash and other consideration for such transferred assets.

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Lead Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Prime Rate" shall mean, for any day, the higher of (a) the annual rate of interest then most recently announced by Fleet at its head office in Boston, Massachusetts as its "Prime Rate" and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% (0.50%) per annum. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations thereof in accordance with the terms hereof, the Prime Rate shall be determined without regard to clause (b) of the first sentence of this definition, until the circumstances giving rise to such inability no longer exist. Any change in the Prime Rate due to a change in Fleet's Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in Fleet's Prime Rate or the Federal Funds Effective Rate, respectively.

         "Prime Rate Loan" shall mean any Loan bearing interest at a rate determined by reference to the Prime Rate in accordance with the provisions of
Article II.

         "Real Estate"means all land, together with the buildings, structures, parking areas, and other improvements thereon, now or hereafter owned by any Borrower, including all easements, rights-of-way, and similar rights relating thereto and all leases, tenancies, and occupancies thereof.

         "Receivables Advance Rate" means 80%.

         "Register" has the meaning set forth in Section 9.05(c).

         "Regulation U" means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

         "Regulation X" means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

                                       29

         "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

         "Release" has the meaning set forth in Section 101(22) of CERCLA.

         "Required Lenders" shall mean, at any time, Lenders having Commitments at least equal to 51% of the Total Commitments, or if the Commitments have been terminated, Lenders whose percentage of the outstanding Credit Extensions (after settlement and repayment of all Swingline Loans by the Lenders) aggregate not less than 51% of all such Credit Extensions.

         "Required Supermajority Lenders" shall mean, at any time, Lenders having Commitments outstanding representing at least 66 2/3% of the Total Commitments outstanding or if the Commitments have been terminated, Lenders whose percentage of the outstanding Credit Extensions (after settlement and repayment of all Swingline Loans by the Lenders) aggregate not less than 66 2/3% of all such Credit Extensions.

         "Reserves"  means the  Inventory  Reserves and  Availability  Reserves.

         "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of any Borrower, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of any Borrower or any option, warrant or other right to acquire any such shares of capital stock of any Borrower.

         "Restricted Subsidiary" means any Subsidiary of any Borrower other than any such Subsidiary (i) that had, as of the end of the most recent fiscal quarter, tangible net assets (as determined in accordance with GAAP) of less than $5,000,000, (ii) that is a Special Purpose Entity (including, without limitation, Tyler International Funding, Inc. and DC Funding International, Inc.), or (iii) that is designated by the Lead Borrower and the Administrative Agent as an unrestricted subsidiary for purposes of the Loan Documents.

         "Revolving Loans" means all Loans at any time made by a Lender pursuant to Section 2.01.

         "S&P" means Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc.

         "Secured Parties" has the meaning assigned to such term in the Security Agreement.

         "Securitization Hedging Agreement" has the meaning assigned to such term in the definition of Hedging Agreement.

         "Securitization Revolver" means collectively, the revolving lines of credit established by the Lead Borrower in favor of DC Funding International, Inc. and Tyler International Funding, Inc., respectively under the revolving credit agreements which constitute a part of a Permitted Securitization Transaction.

                                       30

         "Security Agreement" means the Security Agreement dated as of June 27, 2003 among the Borrowers and the Collateral Agent for the benefit of the Secured Parties, as amended and in effect from time to time.

         "Security Documents" means the Security Agreement and each other security agreement, guaranty, or other instrument or document executed and delivered pursuant to Sections 2.23, 5.12 or any other provision hereof or any other Loan Document, to secure any of the Obligations and Other Liabilities.

         "Settlement Date" has the meaning provided in Section 2.08(b).

         "Shrink" means Inventory which has been lost, misplaced, stolen, or is otherwise unaccounted for.

         "Solvent" means, with respect to any Person on a particular date, that on such date (a) at fair valuations, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair saleable value of the properties and assets of such Person is not less than the amount that would be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person's ability to pay as such debts mature, and (e) such Person is not engaged in a business or a transaction, and is not about to engage in a business or transaction, for which such Person's properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged.

         "Special Purpose Entity" means a bankruptcy remote, special purpose entity that (i) satisfied, as of the date of its formation, the special purpose entity criteria published by Standard & Poors and in effect as of such date, and
(ii)  was  created  to   facilitate   one  or  more   Permitted   Securitization
Transactions.

         "Specified Event of Default" means the occurrence of any Event of Default described in any of Sections 7.01(a), 7.01(b), 7.01(c), 7.01(d) (but as it relates to Sections 2.23 and 5.01(b)(i) only), 7.01(h), 7.01(i), 7.01(j) or
7.01(r).

         "Standby Letter of Credit" means any Letter of Credit other than a Commercial Letter of Credit.

         "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. LIBO Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under

                                       31

such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent and/or one or more subsidiaries of the parent.

         "Subsidiary   Borrowers"  means  all  Borrowers  other  than  the  Lead
Borrower.

         "Swingline Lender" means FRF, in its capacity as lender of Swingline Loans hereunder.

         "Swingline Loan" shall mean a Loan made by the Swingline Lender to the Borrowers pursuant to Section 2.06 hereof.

         "Synthetic Lease" means any lease or other agreement for the use or possession of property creating obligations which does not appear as Indebtedness on the balance sheet of the lessee thereunder but which, upon the insolvency or bankruptcy of such Person, would be characterized as Indebtedness of such lessee without regard to the accounting treatment.

         "Taxes"  means any and all current or future  taxes,  levies,  imposts,
duties,  deductions,   charges  or  withholdings  imposed  by  any  Governmental
Authority.

         "Termination Date" shall mean the earliest to occur of (i) the Maturity Date, (ii) the date on which the maturity of the Loans are accelerated and the Commitments are terminated in accordance with Section 7.01, or (iii) the date of the occurrence of any Event of Default pursuant to Section 7.01(h) or 7.01(i).

         "Total Commitments" shall mean, at any time, the sum of the Commitments at such time.

         "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Prime Rate.

         "Unused Commitment" shall mean, on any day, (a) the then Total Commitments minus (b) the sum of (i) the principal amount of Loans then outstanding, and (ii) the then Letter of Credit Outstandings.

         "Wachovia" means Wachovia Bank, National Association.

         "Wachovia Blocked Account Agreement" shall have the meaning set forth in Section 2.23(c).

                                       32

         "Wachovia  Concentration  Account"  shall have the meaning set forth in
Section 2.23(c).

         "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         SECTION 1.2 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

         SECTION 1.3 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that, if the Lead Borrower notifies the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrowers that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such provision shall have been amended in accordance herewith.

ARTICLE II

                           Amount and Terms of Credit

         SECTION 2.1 Commitment of the Lenders.

         (a) Each Lender severally and not jointly with any other Lender, agrees, upon the terms and subject to the conditions herein set forth, to extend credit to the Borrowers on a

                                       33

revolving basis, in the form of Revolving Loans and Letters of Credit and in an amount not to exceed the lesser of such Lender's Commitment or such Lender's Commitment Percentage of the Borrowing Base, subject to the following limitations:

                      (i) The aggregate outstanding amount of the Credit Extensions shall not at any time exceed the lower of (i) (x)
                $500,000,000, or (y) such lesser amount to which the Total Commitments have then been decreased by the Borrowers pursuant to Section 2.17 hereof, or (ii) the then amount of the Borrowing Base.

                      (ii) No Lender shall be obligated to issue any Letter of Credit, and Letters of Credit shall be available from the Issuing Bank, subject to the ratable participation of all Lenders, as set forth in Section 2.07. The Borrowers will not at any time permit the aggregate Letter of Credit Outstandings to exceed $250,000,000.

                      (iii) Subject to all of the other provisions of this Agreement, Revolving Loans that are repaid may be reborrowed prior to the Termination Date. No new Credit Extension, however, shall be made to the Borrowers after the Termination Date.

         (b) Each Borrowing of Revolving Loans (other than Swingline Loans) shall be made by the Lenders pro rata in accordance with their respective Commitments. The failure of any Lender to make any Loan shall neither relieve any other Lender of its obligation to fund its Loan in accordance with the provisions of this Agreement nor increase the obligation of any such other Lender.

SECTION 2.2       Intentionally Omitted.

SECTION 2.3       Reserves; Changes to Reserves.

         (a) The initial Inventory Reserves and Availability Reserves as of the date of this Agreement are the following:

                      (i) Shrink (an Inventory Reserve): An amount equal to one-half of one percent (0.50%) of the gross sales of the
                Borrowers for the fiscal year to date or determined based on such other methodology as the Lead Borrower and the Administrative Agent may agree. The percentage of gross sales to be reserved hereunder may be adjusted by the Administrative Agent based upon the results of any physical inventory undertaken by the Borrowers in accordance with the provisions of
                Section 2.03(b) hereof.

                      (ii) Rent (an Availability Reserve): An amount equal to two months rent for all of the Borrowers' leased locations in the states of Virginia,

                                       34

                Pennsylvania, Washington and other states in which Applicable Law provides a landlord with a Lien for unpaid rent having priority over the Lien of the Collateral Agent, other than leased locations with respect to which the Collateral Agent has received a landlord's waiver of lien in form reasonably satisfactory to the Collateral Agent or the applicable lease contains such a waiver in form reasonably satisfactory to the Collateral Agent.

                      (iii) Layaways (an Availability Reserve): An amount equal to 100% of the customer deposits made for layaway goods.

                      (iv) Customer Credit Liabilities (an Availability Reserve): An amount equal to 50% of the Borrowers' Customer Credit Liabilities as reflected in the Borrowers' books and records.

         (b) The Administrative Agent may hereafter establish additional Reserves or change any of the foregoing Reserves, in the exercise of the reasonable judgment of the Administrative Agent after furnishing ten (10) days prior notice to the Lead Borrower , provided that the Administrative Agent shall not modify the methodology in which Reserves described in Section 2.03(a) hereof are determined from time to time, and further provided that in no event shall the Administrative Agent establish new Reserves in any fiscal quarter in an aggregate amount in excess of ten percent (10%) of the Borrowing Base (as set forth in the most recent Borrowing Base Certificate delivered to the Administrative Agent under Section 5.01(f) of this Agreement).

         SECTION 2.4 Making of Loans.

         (a) Except as set forth in Sections 2.18 and 2.26, Loans (other than Swingline Loans) by the Lenders shall be either Prime Rate Loans or LIBO Loans as the Lead Borrower on behalf of the Borrowers may request subject to and in accordance with this Section 2.04, provided that all Swingline Loans shall be only Prime Rate Loans. All Loans made pursuant to the same Borrowing shall, unless otherwise specifically provided herein, be Loans of the same Type. Each Lender may fulfill its Commitment with respect to any Loan by causing any lending office of such Lender to make such Loan; but any such use of a lending office shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of the applicable Note. Each Lender shall, subject to its overall policy considerations, use reasonable efforts (but shall not be obligated) to select a lending office which will not result in the payment of increased costs by the Borrowers pursuant to Section 2.25. Subject to the other provisions of this Section 2.04 and the provisions of Section 2.26, Borrowings of Loans of more than one Type may be incurred at the same time, but no more than ten (10) Borrowings of LIBO Loans may be outstanding at any time.

         (b) The Lead Borrower shall give the Administrative Agent three (3) Business Days' prior telephonic notice (thereafter confirmed in writing) of each LIBO Borrowing and one (1) Business Day's prior notice of each Borrowing of Prime Rate Loans. Any such notice, to be effective, must be received by the Administrative Agent not later than 11:00 a.m., Boston time,

                                       35

on the third Business Day in the case of LIBO Loans prior to, and on the first Business Day in the case of Prime Rate Loans prior to, the date on which such Borrowing is to be made. Such notice shall be irrevocable and shall specify the amount of the proposed Borrowing (which shall be in an integral multiple of $1,000,000, but not less than $5,000,000 in the case of LIBO Loans) and the date thereof (which shall be a Business Day) and shall contain disbursement instructions. Such notice shall specify whether the Borrowing then being requested is to be a Borrowing of Prime Rate Loans or LIBO Loans and, if LIBO Loans, the Interest Period with respect thereto. If no election of Interest Period is specified in any such notice for a Borrowing of LIBO Loans, such notice shall be deemed a request for an Interest Period of one month. If no election is made as to the Type of Loan, such notice shall be deemed a request for a Borrowing of Prime Rate Loans. The Administrative Agent shall promptly notify each Lender of its proportionate share of such Borrowing, the date of such Borrowing, the Type of Borrowing being requested and the Interest Period or Interest Periods applicable thereto, as appropriate. On the borrowing date specified in such notice, each Lender shall make its share of the Borrowing available at the office of the Administrative Agent at 40 Broad Street, Boston, Massachusetts 02109, no later than 12:00 noon, Boston time, in immediately available funds. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with this Section and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, at the Federal Funds Effective Rate, or (ii) in the case of the Borrowers, the interest rate applicable to Prime Rate Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing. Upon receipt of the funds made available by the Lenders to fund any Borrowing hereunder, the Administrative Agent shall disburse such funds in the manner specified in the notice of borrowing delivered by the Lead Borrower and shall use reasonable efforts to make the funds so received from the Lenders available to the Borrowers no later than 1:00 p.m., Boston time.

         (c) The Agent, without the request of the Lead Borrower, may advance any interest, fee, service charge, or other payment to which any Agent or their Affiliates or any Lender is entitled from any Borrower pursuant hereto or any other Loan Document and may charge the same to the Loan Account notwithstanding that an Overadvance may result thereby. The Administrative Agent shall advise the Lead Borrower of any such advance or charge promptly after the making thereof. Such action on the part of the Administrative Agent shall not constitute a waiver of the Administrative Agent's rights and each Borrower's obligations under Section 2.20(a). Any amount which is added to the principal balance of the Loan Account as provided in this Section 2.04(c) shall bear interest at the interest rate then and thereafter applicable to Prime Rate Loans.

                                       36

         SECTION 2.5 Overadvances.
The Agents and the Lenders have no obligation to make any Loan or to provide any Letter of Credit if an Overadvance would result. The Administrative Agent may, in its discretion, make Permitted Overadvances without the consent of the Lenders and each Lender shall be bound thereby. Any Permitted Overadvances may constitute Swingline Loans. The making of any Permitted Overadvance is for the benefit of the Borrowers; such Permitted Overadvances constitute Revolving Loans and Obligations. The making of any such Permitted Overadvances on any one occasion shall not obligate the Administrative Agent or any Lender to make or permit any Permitted Overadvances on any other occasion or to permit such Permitted Overadvances to remain outstanding.

         SECTION 2.6 Swingline Loans

         (a) The Swingline Lender is authorized by the Lenders and shall, subject to the provisions of this Section, make Swingline Loans up to
$60,000,000 in the aggregate outstanding at any time (which requests for Borrowings of Swingline Loans shall be in minimum integrals of $250,000) consisting only of Prime Rate Loans, upon a notice of Borrowing received by the Administrative Agent and the Swingline Lender (which notice may be submitted prior to 1:00 p.m., Boston time, on the Business Day on which such Swingline Loan is requested). Swingline Loans shall be subject to periodic settlement with the Lenders under Section 2.08 below.

         (b)    Swingline Loans may be made only in the following circumstances:
(A) for administrative convenience, the Swingline Lender shall, at the Lead Borrower's request, make Swingline Loans in reliance upon the Borrowers' actual or deemed representations under Section 4.02, that the applicable conditions for borrowing are satisfied or (B) for Permitted Overadvances. If the conditions for borrowing under Section 4.02 cannot be fulfilled, the Lead Borrower shall give immediate notice thereof to the Administrative Agent and the Swingline Lender (a "Noncompliance Notice"), and the Administrative Agent shall promptly provide each Lender with a copy of the Noncompliance Notice. If the conditions for borrowing under Section 4.02 cannot be fulfilled, the Required Lenders may direct the Swingline Lender to, and the Swingline Lender thereupon shall, cease making Swingline Loans (other than Permitted Overadvances) until such conditions can be satisfied or are waived in accordance with Section 9.02. Unless the Required Lenders so direct the Swingline Lender, the Swingline Lender may, but is not obligated to, continue to make Swingline Loans beginning one Business Day after the Non-Compliance Notice is furnished to the Lenders. Notwithstanding the foregoing, no Swingline Loans shall be made pursuant to this subsection (b) (other than Permitted Overadvances) if the aggregate outstanding amount of the Credit Extensions would exceed the lower of (i)(x) $500,000,000, or (y) such lesser amount to which the Total Commitments have then been decreased by the Borrowers pursuant to Section 2.17 hereof, or (ii) the then amount of the Borrowing Base.

         SECTION 2.7 Letters of Credit.

                                       37

         (a) Upon the terms and subject to the conditions herein set forth, the Lead Borrower on behalf of the Borrowers, may request the Issuing Bank, at any time and from time to time after the date hereof and prior to the Termination Date, to issue, and subject to the terms and conditions contained herein, the Issuing Bank shall issue, for the account of the relevant Borrower one or more Letters of Credit; provided that no Letter of Credit shall be issued if after giving effect to such issuance (i) the aggregate Letter of Credit Outstandings shall exceed $250,000,000, or (ii) the aggregate Credit Extensions would exceed the limitation set forth in Section 2.01(a)(i); and provided, further, that no Letter of Credit shall be issued if the Issuing Bank shall have received notice from the Administrative Agent or the Required Lenders that the conditions to such issuance have not been met.

         (b) Each Standby Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five (5) Business Days prior to then effective Maturity Date, provided that each Standby Letter of Credit may, upon the request of the Lead Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of twelve (12) months or less (but not beyond the date that is five (5) Business Days prior to the then effective Maturity Date) unless the Issuing Bank notifies the beneficiary thereof at least thirty (30) days prior to the then-applicable expiration date that such Letter of Credit will not be renewed.

         (c) Each Commercial Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date 120 days after the date of the issuance of such Commercial Letter of Credit and (ii) the date that is five (5) Business Days prior to the then effective Maturity Date.

         (d) Drafts drawn under any Letter of Credit shall be reimbursed by the Borrowers in dollars no later than the Business Day following the date of any such payment thereof by the Issuing Bank by paying to the Administrative Agent an amount equal to such drawing (together with interest as provided in Section 2.07(e)) not later than 3:00 p.m., Boston time, on such date, provided that the Lead Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.04 or Section 2.06 that such payment be financed with a Revolving Loan consisting of a Prime Rate Loan, or a Swingline Loan in an equivalent amount and, to the extent so financed, the Borrowers' obligation to make such payment shall be discharged and replaced by the resulting Prime Rate Loan or Swingline Loan. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Lead Borrower by electronic transmission pursuant to the online services agreement then in effect between the Lead Borrower and the Issuing Bank (the "Online Services Agreement") or if the Online Services Agreement is not then in effect, by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make payment thereunder (which payment shall not be made until two (2) Business Days after such notice from the Issuing Bank to the Lead Borrower), provided that any failure to give

                                       38

or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse the Issuing Bank and the Lenders with respect to any such payment.

         (e) If the Issuing Bank shall make any L/C Disbursement, then, unless the Borrowers shall reimburse the Issuing Bank in full on the date such payment is made, the unpaid amount thereof shall bear interest, for each day from and including the date such payment is made to but excluding the date that the Borrowers reimburse the Issuing Bank therefor, at the rate per annum then applicable to Prime Rate Loans, provided that if the Borrowers fail to reimburse such Issuing Bank when due pursuant to paragraph (d) of this Section, then
Section 2.12 shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (g) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

         (f) Immediately upon the issuance of any Letter of Credit by the Issuing Bank (or the amendment of a Letter of Credit increasing the amount thereof), and without any further action on the part of the Issuing Bank, the Issuing Bank shall be deemed to have sold to each Lender, and each such Lender shall be deemed unconditionally and irrevocably to have purchased from the
Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Commitment Percentage, in such Letter of Credit, each drawing thereunder and the obligations of the Borrowers under this Agreement and the other Loan Documents with respect thereto. Upon any change in the Commitments pursuant to Section 2.17, it is hereby agreed that with respect to all Letter of Credit Outstandings, there shall be an automatic adjustment to the participations hereby created to reflect the new Commitment Percentages of the assigning and assignee Lenders and any Additional Commitment Lender. Any action taken or omitted by the Issuing Bank under or in connection with a Letter of Credit, if taken or omitted in the absence of gross negligence, bad faith or willful misconduct, shall not create for the Issuing Bank any resulting liability to any Lender.

         (g) In the event that the Issuing Bank makes any L/C Disbursement and the Borrowers shall not have reimbursed such amount in full to the Issuing Bank pursuant to Section 2.07(d), the Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Lender of such failure, and each Lender shall promptly and unconditionally pay to the Administrative Agent for the account of the Issuing Bank the amount of such Lender's Commitment Percentage of such unreimbursed payment in dollars and in same day funds. If the Issuing Bank so notifies the Administrative Agent, and the Administrative Agent so notifies the Lenders prior to 11:00 a.m., Boston time, on any Business Day, each such Lender shall make available to the Issuing Bank such Lender's Commitment Percentage of the amount of such payment on such Business Day in same day funds (or if such notice is received by the Lenders after 11:00 a.m., Boston time on the day of receipt, payment shall be made on the immediately following Business Day). If and to the extent such Lender shall not have so made its Commitment Percentage of the amount of such payment available to the Issuing Bank, such Lender agrees to pay to the Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of the Issuing Bank at the Federal Funds Effective Rate.

                                       39

Each Lender agrees to fund its Commitment Percentage of such unreimbursed payment notwithstanding a failure to satisfy any applicable lending conditions or the provisions of Sections 2.01 or 2.07, or the occurrence of the Termination Date. The failure of any Lender to make available to the Issuing Bank its Commitment Percentage of any payment under any Letter of Credit shall neither relieve any Lender of its obligation hereunder to make available to the Issuing Bank its Commitment Percentage of any payment under any Letter of Credit on the date required, as specified above, nor increase the obligation of such other Lender. Whenever any Lender has made payments to the Issuing Bank in respect of any reimbursement obligation for any Letter of Credit, such Lender shall be entitled to share ratably, based on its Commitment Percentage, in all payments and collections thereafter received on account of such reimbursement obligation.

         (h) Whenever the Borrowers desire that the Issuing Bank issue a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Lead Borrower shall submit a letter of credit application or otherwise provide notice to the Issuing Bank by electronic transmission pursuant to the Online Services Agreement or, if the Online Services Agreement is not then in effect, by written (including telegraphic, telex, facsimile or cable communication) notice specifying the date on which the proposed Letter of Credit is to be issued, amended, renewed or extended (which shall be a Business
Day), the stated amount of the Letter of Credit so requested, the expiration date of such Letter of Credit, the name and address of the beneficiary thereof, and the provisions thereof. If requested by the Issuing Bank, the Borrowers shall also submit a letter of credit application (confirming any application submitted pursuant to the first sentence of this clause (h)) on the Issuing Bank's standard form in connection with any request for the issuance, amendment, renewal or extension of a Letter of Credit.

         (i) The obligations of the Borrowers to reimburse the Issuing Bank for any L/C Disbursement shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation: (i) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, setoff, defense or other right which the Borrowers may have at any time against a beneficiary of any Letter of Credit or against the Issuing Bank or any of the Lenders, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by the Issuing Bank of any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit; (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers' obligations hereunder; or (vi) the fact that any Event of Default shall have occurred and be continuing. None of the Administrative Agent, the Lenders, the Issuing Bank or any of their Affiliates shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or

                                       40

relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank, provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by Applicable Law) suffered by the Borrowers that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence, bad faith or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

         (j) If any Event of Default shall occur and be continuing, on the Business Day that the Borrowers receive notice from the Administrative Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Borrowers shall deposit in the Cash Collateral Account an amount in cash equal to 103% of the Letter of Credit Outstandings as of such date plus any accrued and unpaid interest thereon. Each such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the Obligations and the Other Liabilities as long as such Event of Default is continuing; at such time as the Event of Default is no longer continuing, and as long as no Cash Dominion Event then exists, the Administrative Agent shall release the cash collateral (to the extent not previously utilized to reimburse any drawing under a Letter of Credit) to the Borrowers. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such Cash Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Collateral Agent at the request of the Lead Borrower and at the Borrowers' risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such Cash Collateral Account shall be applied by the Collateral Agent to reimburse the Issuing Bank for payments on account of drawings under Letters of Credit for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the Letter of Credit Outstandings at such time or, if the Loans have matured or the maturity of the Loans has been accelerated, be applied to satisfy other Obligations and the Other Liabilities.

         SECTION 2.8 Settlements Amongst Lenders

         (a) The Swingline Lender may (but shall not be obligated to), at any time, on behalf of the Borrowers (which hereby authorize the Swingline Lender to act in their behalf in that

                                       41

regard) request the Administrative Agent to cause the Lenders to make a Revolving Loan (which shall be a Prime Rate Loan) in an amount equal to such Lender's Commitment Percentage of the outstanding amount of Swingline Loans made in accordance with Section 2.06, which request may be made regardless of whether the conditions set forth in Article IV have been satisfied. Upon such request, each Lender shall make available to the Administrative Agent the proceeds of such Revolving Loan for the account of the Swingline Lender. If the Swingline
Lender requires a Revolving Loan to be made by the Lenders and the request therefor is received prior to 12:00 Noon, Boston time, on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 p.m., Boston time, that day; and, if the request therefor is received after 12:00
Noon, Boston time, then no later than 3:00 p.m., Boston time, on the next Business Day. The obligation of each Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Administrative Agent or the Swingline Lender. If and to the extent any Lender shall not have so made its transfer to the Administrative Agent, such Lender agrees to pay to the Administrative Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent at the Federal Funds Effective Rate.

         (b) The amount of each Lender's Commitment Percentage of outstanding Revolving Loans shall be computed weekly (or more frequently in the Administrative Agent's discretion) and shall be adjusted upward or downward based on all Revolving Loans and repayments of Revolving Loans received by the Administrative Agent as of 3:00 p.m., Boston time, on the first Business Day following the end of the period specified by the Administrative Agent (such date, the "Settlement Date").

         (c) The Administrative Agent shall deliver to each of the Lenders promptly after the Settlement Date a summary statement of the amount of outstanding Revolving Loans for the period and the amount of repayments received for the period. As reflected on the summary statement: (x) the Administrative Agent shall transfer to each Lender its applicable Commitment Percentage of repayments, and (y) each Lender shall transfer to the Administrative Agent (as provided below), or the Administrative Agent shall transfer to each Lender, such amounts as are necessary to insure that, after giving effect to all such transfers, the amount of Revolving Loans made by each Lender with respect to Revolving Loans shall be equal to such Lender's applicable Commitment Percentage of Revolving Loans outstanding as of such Settlement Date. If the summary statement requires transfers to be made to the Administrative Agent by the Lenders and is received prior to 12:00 Noon, Boston time, on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 p.m., Boston time, that day; and, if received after 12:00 Noon, Boston time, then no later than 3:00 p.m., Boston time, on the next Business Day. The obligation of each Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Administrative Agent. If and to the extent any Lender shall not have so made its transfer to the Administrative Agent, such Lender agrees to pay to the Administrative Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent at the Federal Funds Effective Rate.

         SECTION 2.9 Notes; Repayment of Loans.

                                       42

         (a) The Loans made by each Lender (and to the Swingline Lender, with respect to Swingline Loans) shall be evidenced by a Note duly executed on behalf of the Borrowers, dated the Closing Date, in substantially the form attached hereto as Exhibit B-1 or B-2, as applicable, payable to the order of each such Lender (or the Swingline Lender, as applicable) in an aggregate principal amount equal to such Lender's Commitment (or, in the case of the Note evidencing the Swingline Loans, $60,000,000).

         (b) The outstanding principal balance of all Swingline Loans shall be repaid on the earlier of the Termination Date or, on the date otherwise requested by the Swingline Lender in accordance with the provisions of Section 2.08(a). The outstanding principal balance of all other Obligations shall be payable on the Termination Date (subject to earlier repayment as provided below). Each Note shall bear interest from the date thereof on the outstanding principal balance thereof as set forth in this Article II. Each Lender is hereby authorized by the Borrowers to endorse on a schedule attached to each Note delivered to such Lender (or on a continuation of such schedule attached to such Note and made a part thereof), or otherwise to record in such Lender's internal records, an appropriate notation evidencing the date and amount of each Loan from such Lender, each payment and prepayment of principal of any such Loan, each payment of interest on any such Loan and the other information provided for on such schedule; provided, however, that the failure of any Lender to make such a notation or any error therein shall not affect the obligation of the Borrowers to repay the Loans made by such Lender in accordance with the terms of this Agreement and the applicable Notes.

         (c) Upon receipt of an affidavit of a Lender as to the loss, theft, destruction or mutilation of such Lender's Note and upon cancellation of such Note, the Borrowers will issue, in lieu thereof, a replacement Note in favor of such Lender, in the same principal amount thereof and otherwise of like tenor.

         SECTION 2.10 Extension of Maturity Date.

         (a) The Lead Borrower may elect to extend the Maturity Date from the Initial Maturity Date to the Extended Maturity Date, subject to satisfaction of the following terms and conditions as determined by the Administrative Agent in its sole discretion, and, subject further to provisions of paragraph (b) below, the consent of all of the Lenders:

                      (i) The Lead Borrower notifies the Administrative Agent in writing no earlier than ninety (90) days and no later than forty-five (45) days before the second anniversary of the Closing Date of the Lead Borrower's election to request the extension (the "Extension Request");

                      (ii) On the date of each of the Extension Request and on the Initial Maturity Date, no Default or Event of Default then exists;

                                       43

                      (iii) The Borrowers shall have executed and delivered to the Administrative Agent such agreements and documents as the Administrative Agent may reasonably require incident to the extension; and

                      (iv) The Borrowers shall have reimbursed the Administrative Agent and the Lenders for all reasonable costs and expenses incurred by the Administrative Agent and the Lenders in connection with such Extension Request.

         (b) Within forty-five (45) Business Days following receipt by the Administrative Agent of the Lead Borrower's Extension Request, the Administrative Agent shall notify the Lead Borrower (the "Extension Request Response") as to which Lenders have consented to the Extension Request. If not all of the Lenders have consented to the Extension Request (each such Lender, a "Non-Consenting Lender"), the Borrowers may exercise any of the following options, by notifying the Administrative Agent within ten (10) days from the date of the Extension Request Response:

                             (A) The Borrowers may extend the Maturity Date, provided, however, the Total Commitments in effect as of the Initial Maturity Date shall be reduced by the amount of the Commitments of the Non-Consenting Lenders and the Borrowers shall pay each Non-Consenting Lender on the Initial Maturity Date an amount equal to the outstanding principal of its Loans and participations in unreimbursed drawings under Letters of Credit and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, provided further, however, the Initial Maturity Date may not be so extended if, as a result of such reduction the Total Commitments are less than $400,000,000; or

                             (B) The Borrowers may, at their sole expense and effort, upon notice to such Non-Consenting Lenders and the Administrative Agent, require any such Non-Consenting Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.05), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment) and which shall consent to the Extension Request, provided that except in the case of an assignment to another Lender, the Borrowers shall have received the prior written consent of the Administrative Agent, the Issuing Bank and Swingline Lender, which consent shall not unreasonably be withheld; or

                             (C) The Borrowers may withdraw such Extension Request by written notice to the Administrative Agent, and thereupon all Obligations shall become due and payable in full on the Initial Maturity Date.

                                       44

         (c) If the conditions to the Extension Request have been satisfied and all of the Lenders have consented to the Extension Request, the Initial Maturity Date shall be extended until the Extended Maturity Date; provided that the Initial Maturity Date shall not be extended pursuant to the provisions above, unless and until the Administrative Agent shall have notified the Lead Borrower in writing that all of the conditions set forth herein have been satisfied and that the Extended Maturity Date is in effect.

         (d) Nothing contained in this Section 2.10 shall be deemed to modify or abrogate the Commitments and any other obligations of any Non-Consenting Lender under this Agreement through the Initial Maturity Date. Without limiting the foregoing, each such Lender shall remain obligated to make Revolving Loans and to purchase participations in Swingline Loans and Letter of Credit Outstandings through the Initial Maturity Date in accordance with the terms of this Agreement.

         SECTION 2.11 Interest on Loans.

         (a) Subject to Section 2.12, each Prime Rate Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as applicable) at a rate per annum that shall be equal to the then Prime Rate, plus the Applicable Margin for Prime Rate Loans.

         (b) Subject to Section 2.12, each LIBO Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal, during each Interest Period applicable thereto, to the Adjusted LIBO Rate for such Interest Period, plus the Applicable Margin for LIBO Loans.

         (c) Accrued interest on all Loans shall be payable in arrears on each Interest Payment Date applicable thereto, on the Termination Date, after the Termination Date on demand and (with respect to LIBO Loans) upon any repayment or prepayment thereof (on the amount prepaid).

         SECTION 2.12 Default Interest.

         Effective upon the occurrence of any Event of Default and at all times thereafter while such Event of Default is continuing, at the option of the Administrative Agent or upon the direction of the Required Lenders, interest shall accrue on all outstanding Loans (including Swingline Loans) (after as well as before judgment, as and to the extent permitted by law) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the rate (including the Applicable Margin for Loans) in effect from time to time plus 2.00% per annum, and such interest shall be payable on demand.

         SECTION 2.13 Certain Fees.

                                       45

         The Borrowers shall pay to the Administrative Agent, for the account of the Administrative Agent, the fees set forth in the Fee Letter as and when payment of such fees is due as therein set forth.

         SECTION 2.14 Unused Commitment Fee.

         The Borrowers shall pay to the Administrative Agent for the account of the Lenders, a commitment fee (the "Commitment Fee") equal to *% per annum (on the basis of actual days elapsed in a year of 365 or 366 days, as applicable) of the average daily balance of the Unused Commitment for each day commencing on and including the Closing Date and ending on but excluding the Termination Date. The Commitment Fee so accrued in any calendar quarter shall be payable on the first Business Day of the immediately succeeding calendar quarter, except that all Commitment Fees so accrued as of the Termination Date shall be payable on the Termination Date.

         SECTION 2.15 Letter of Credit Fees.

         (a) The Borrowers shall pay the Administrative Agent, for the account of the Lenders, on the last day of each calendar quarter, in arrears, a fee (each, a "Letter of Credit Fee") equal to the following per annum percentages of the average face amount of the following categories of Letters of Credit outstanding during the subject quarter:

                      (i) Standby Letters of Credit: At the then Applicable Margin per annum for LIBO Loans.

                      (ii) Commercial Letters of Credit: Fifty percent (50%) of the Applicable Margin per annum for LIBO Loans.

                      (iii) After the occurrence and during the continuance of an Event of Default, at the option of the Administrative Agent or upon the direction of the Required Lenders, the Letter of Credit Fee set forth in clauses (i) and (ii) above, shall be increased by an amount equal to two percent (2%) per annum.

         (b) The Borrowers shall pay to the Issuing Bank, in addition to all Letter of Credit Fees otherwise provided for hereunder, other charges in connection with the issuance, negotiation, settlement, amendment and processing of each Letter of Credit issued by the Issuing Bank as are customarily imposed by the Issuing Bank except as the Issuing Bank and the Lead Borrower may from time to time otherwise agree.

*Confidential Treatment has been requested for the redacted portion pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential, redacted portions have been filed separately with the United States Securities and Exchange Commission.

                                       46

         (c) All Letter of Credit Fees shall be calculated on the basis of a 365 or 366 day year, as applicable, and actual days elapsed.

         SECTION 2.16 Nature of Fees.

         All fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent, for the respective accounts of the Administrative Agent, the Issuing Bank, and the Lenders, as provided herein. All fees shall be fully earned on the date when due and shall not be refundable under any circumstances, absent manifest error.

         SECTION 2.17 Termination or Reduction of Commitments.

         Upon at least two (2) Business Days' prior written notice to the Administrative Agent, the Lead Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Commitments. Each such reduction shall be in the principal amount of $10,000,000 or any integral multiple thereof. Each such reduction or termination shall (i) be applied ratably to the Commitments of each Lender and (ii) be irrevocable when given. At the effective time of each such reduction or termination, the Borrowers shall pay to the Administrative Agent for application as provided herein (i) all Commitment Fees accrued on the amount of the Commitments so terminated or reduced through the date thereof, and (ii) any amount by which the Credit Extensions outstanding on such date exceed the amount to which the Commitments are to be reduced effective on such date (and, if, after giving effect to the prepayment in full of all outstanding Loans such Credit Extensions have not been so reduced, deposit cash into the Cash Collateral Account in an amount equal to 103% of the Letters of Credit Outstanding to the extent necessary in order that the Credit Extensions do not exceed the Commitments as so reduced), in each case pro rata based on the amount prepaid.

         SECTION 2.18 Alternate Rate of Interest.

         If  prior  to  the  commencement  of  any  Interest  Period  for a LIBO
Borrowing:

         (a) the Administrative Agent determines (which determination shall be presumptively correct absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

         (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrowers and the Lenders by telephone or telecopy as promptly as practicable thereafter (but in any event, within two (2) Business Days) and, until the Administrative Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Borrowing Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a LIBO Borrowing shall be ineffective and (ii) if any Borrowing Request requests a LIBO Borrowing, such Borrowing shall be made as a Borrowing of Prime Rate Loans.

                                       47

         SECTION 2.19 Conversion and Continuation of Loans.

         (a) The Lead Borrower on behalf of the Borrowers shall have the right at any time,

                      (i) on three (3) Business Days' prior irrevocable notice to the Administrative Agent (which notice, to be effective, must be received by the Administrative Agent not later than 11:00 a.m., Boston time, on the third Business Day preceding the date of any conversion), (x) to convert any outstanding Borrowings of Prime Rate Loans (but in no event Swingline Loans) to Borrowings of LIBO Loans, or (y) to continue an outstanding Borrowing of LIBO Loans for an additional Interest Period,

                      (ii) on one Business Day's prior irrevocable notice to the Administrative Agent (which notice, to be effective, must be received by the Administrative Agent not later than 11:00 a.m., Boston time, on the first Business Day preceding the date of any conversion), to convert any outstanding Borrowings of LIBO Loans to a Borrowing of Prime Rate Loans,

                subject to the following:

         (b) no Borrowing of Loans may be converted into, or continued as, LIBO Loans at any time when an Event of Default has occurred and is continuing;

         (c) if less than a full Borrowing of Loans is converted, such conversion shall be made pro rata among the Lenders, as applicable, in accordance with the respective principal amounts of the Loans comprising such Borrowing held by such Lenders immediately prior to such refinancing;

         (d) the aggregate principal amount of Loans being converted into or continued as LIBO Loans shall be in an integral of $1,000,000 and at least $5,000,000;

         (e) each Lender shall effect each conversion by applying the proceeds of its new LIBO Loan or Prime Rate Loan, as the case may be, to its Loan being so converted;

         (f) the Interest Period with respect to a Borrowing of LIBO Loans effected by a conversion or in respect to the Borrowing of LIBO Loans being continued as LIBO Loans shall commence on the date of conversion or the expiration of the current Interest Period applicable to such continuing Borrowing, as the case may be;

         (g) a Borrowing of LIBO Loans may be converted only on the last day of an Interest Period applicable thereto;

                                       48

         (h) each request for a conversion or continuation of a Borrowing of LIBO Loans which fails to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one month; and

         (i)    no  more  than  ten  (10)   Borrowings  of  LIBO  Loans  may  be
outstanding at any time.

If the Lead Borrower does not give notice to convert any Borrowing of Prime Rate Loans, or does not give notice to continue, or does not have the right to continue, any Borrowing as LIBO Loans, in each case as provided above, such Borrowing shall automatically be converted to, or continued as, as applicable, a Borrowing of Prime Rate Loans at the expiration of the then current Interest Period. The Administrative Agent shall, after it receives notice from the Lead Borrower, promptly give each Lender notice of any conversion, in whole or part, of any Loan made by such Lender.

         SECTION  2.20  Mandatory   Prepayment;   Cash  Collateral;   Commitment
Termination.

         The outstanding Obligations shall be subject to mandatory prepayment as follows:

         (a) If at any time the amount of the Credit Extensions exceeds the lower of (i) the then amount of the Total Commitments, and (ii) the then amount of the Borrowing Base, the Borrowers will immediately upon notice from the Administrative Agent (A) prepay the Loans in an amount necessary to eliminate such excess, and (B) if, after giving effect to the prepayment in full of all outstanding Loans such excess has not been eliminated, deposit cash into the Cash Collateral Account in an amount equal to 103% of the Letters of Credit Outstanding (which shall be released to the Borrowers from the Cash Collateral Account, to the extent not previously utilized to reimburse any drawing under a Letter of Credit, at such time that the amount of the Credit Extensions, without giving effect to amounts deposited in the Cash Collateral Account, do not exceed the lower of the then amount of the Total Commitments, and the then amount of the Borrowing Base, but only if no Cash Dominion Event then exists).

         (b) To the extent required pursuant to Sections 2.23 and/or 2.24, the Revolving Loans shall be repaid daily in accordance with the provisions of said Sections 2.23 and 2.24.

         (c) Subject to the foregoing, outstanding Prime Rate Loans shall be prepaid before outstanding LIBO Loans are prepaid. Each partial prepayment of LIBO Loans shall be in an integral multiple of $5,000,000. No prepayment of LIBO Loans shall be permitted pursuant to this Section 2.20 other than on the last day of an Interest Period applicable thereto, unless the Borrowers simultaneously reimburse the Lenders for all Breakage Costs associated therewith. In order to avoid such Breakage Costs, as long as no Event of Default has occurred and is continuing, at the request of the Lead Borrower, the Administrative Agent shall hold all amounts required to be applied to LIBO Loans in the Cash Collateral Account and will apply such funds to the applicable LIBO Loans at the end of the then pending Interest Period therefor (provided that the foregoing shall in no way limit or restrict the Agents' rights upon the subsequent

                                       49

occurrence of an Event of Default). No partial prepayment of a Borrowing of LIBO Loans shall result in the aggregate principal amount of the LIBO Loans remaining outstanding pursuant to such Borrowing being less than $5,000,000 (unless all such outstanding LIBO Loans are being prepaid in full). Any prepayment of the Revolving Loans shall not permanently reduce the Commitments.

         (d) All amounts required to be applied to all Loans hereunder (other than Swingline Loans) shall be applied ratably in accordance with each Lender's Commitment Percentage.

         (e) Upon the Termination Date, the Commitments and the credit facility provided hereunder shall be terminated in full and the Borrowers shall pay, in full and in cash, all outstanding Loans and all other outstanding Obligations.

         SECTION 2.21 Optional Prepayment of Loans; Reimbursement of Lenders.

         (a) The Borrowers shall have the right at any time and from time to time to prepay outstanding Loans in whole or in part, (x) with respect to LIBO Loans, upon at least two Business Days' prior written, telex or facsimile notice to the Administrative Agent prior to 11:00 a.m., Boston time, and (y) with respect to Prime Rate Loans, on the same Business Day if written, telex or facsimile notice is received by the Administrative Agent prior to 1:00 p.m., Boston time, subject to the following limitations:

                      (i) Subject to Section 2.20, all prepayments shall be paid to the Administrative Agent for application, first, to the prepayment of outstanding Swingline Loans, second, to the prepayment of other outstanding Loans ratably in accordance with each Lender's Commitment Percentage, and third, to the funding of a cash collateral deposit in the Cash Collateral Account in an amount equal to 103% of all Letter of Credit Outstandings.

                      (ii) Subject to the foregoing, outstanding Prime Rate Loans shall be prepaid before outstanding LIBO Loans are prepaid. Each partial prepayment of LIBO Loans shall be in an integral multiple of $5,000,000. No prepayment of LIBO Loans shall be permitted pursuant to this Section 2.21 other than on the last day of an Interest Period applicable thereto, unless the Borrowers simultaneously reimburse the Lenders for all "Breakage Costs" (as defined below) associated therewith. No partial prepayment of a Borrowing of LIBO Loans shall result in the aggregate principal amount of the LIBO Loans remaining outstanding pursuant to such Borrowing being less than $5,000,000 (unless all such outstanding LIBO Loans are being prepaid in full).

                      (iii) Each notice of prepayment shall specify the prepayment date, the principal amount and Type of the Loans to be prepaid and, in the case of LIBO Loans, the Borrowing or Borrowings pursuant to which such Loans were made. Each notice of prepayment shall be irrevocable and shall commit the Borrowers to prepay such Loan by the amount and on the date stated therein. The

                                       50

                Administrative Agent shall, promptly after receiving notice from the Borrowers hereunder, notify each Lender of the principal amount and Type of the Loans held by such Lender which are to be prepaid, the prepayment date and the manner of application of the prepayment.

         (b) The Borrowers shall reimburse each Lender on demand for any loss incurred or to be incurred by it in the reemployment of the funds released (i) resulting from any prepayment (for any reason whatsoever, including, without limitation, conversion to Prime Rate Loans or acceleration by virtue of, and after, the occurrence of an Event of Default) of any LIBO Loan required or permitted under this Agreement, if such Loan is prepaid other than on the last day of the Interest Period for such Loan or (ii) in the event that after the Lead Borrower delivers a notice of borrowing under Section 2.04 in respect of LIBO Loans, such Loans are not borrowed on the first day of the Interest Period specified in such notice of borrowing for any reason. Such loss shall be the amount as reasonably determined by such Lender as the excess, if any, of (A) the amount of interest which would have accrued to such Lender on the amount so paid or not borrowed at a rate of interest equal to the Adjusted LIBO Rate for such Loan, for the period from the date of such payment or failure to borrow to the last day (x) in the case of a payment or refinancing of a LIBO Loan other than on the last day of the Interest Period for such Loan, of the then current Interest Period for such Loan or (y) in the case of such failure to borrow, of the Interest Period for such LIBO Loan which would have commenced on the date of such failure to borrow, over (B) the amount of interest which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the London interbank market (collectively, "Breakage Costs"). Any Lender demanding reimbursement for such loss shall deliver to the Borrowers from time to time one or more certificates setting forth the amount of such loss as determined by such Lender and setting forth in reasonable detail the manner in which such amount was determined.

         (c) In the event the Borrowers fail to prepay any Loan on the date specified in any prepayment notice delivered pursuant to Section 2.21(a), the Borrowers on demand by any Lender shall pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any actual loss incurred by such Lender as a result of such failure to prepay, including, without limitation, any loss, cost or expenses incurred by reason of the acquisition of deposits or other funds by such Lender to fulfill deposit obligations incurred in anticipation of such prepayment. Any Lender demanding such payment shall deliver to the Borrowers from time to time one or more certificates setting forth the amount of such loss as determined by such Lender and setting forth in reasonable detail the manner in which such amount was determined.

         (d) Whenever any partial prepayment of Loans are to be applied to LIBO Loans, such LIBO Loans shall be prepaid in the chronological order of their Interest Payment Dates.

         SECTION 2.22 Maintenance of Loan Account; Statements of Account.

                                       51

         (a) The Administrative Agent shall maintain an account on its books in the name of the Borrowers (the "Loan Account") which will reflect (i) all Loans and other advances made by the Lenders to the Borrowers or for the Borrowers' account, (ii) all L/C Disbursements, fees and interest that have become payable as herein set forth, and (iii) any and all other monetary Obligations that have become payable.

         (b) The Loan Account will be credited with all amounts received by the Administrative Agent from the Borrowers, including all amounts received in the FRF Concentration Account from the Blocked Account Banks, and the amounts so credited shall be applied as set forth in Sections 2.24(a) and (b). Within ten
(10) Business Days after the end of each month, the Administrative Agent shall send to the Borrowers a statement accounting for the charges, loans, advances and other transactions occurring among and between the Administrative Agent, the Lenders and the Borrowers during that month. The monthly statements shall, absent manifest error, be presumptively correct.

         SECTION 2.23 Cash Receipts.

         (a) Annexed hereto as Schedule 2.23(a) is a list of all present DDAs maintained by the Borrowers, which Schedule includes, with respect to each depository (i) the name and address of that depository; (ii) the account number(s) maintained with such depository; and (iii) to the extent known, a contact person at such depository.

         (b) Annexed hereto as Schedule 2.23(b) is a list describing all arrangements to which any Borrower is a party with respect to the payment to any Borrower of the proceeds of all credit card charges for sales by any Borrower.

         (c)    On or prior to the Closing Date, the Borrowers shall:

                      (i) deliver to the Administrative Agent notifications executed on behalf of the Borrowers to each depository institution identified on Schedule 2.23(a) in form and substance reasonably satisfactory to the Administrative Agent, of the Administrative Agent's interest in such DDA (each, a "DDA Notification"). The DDA Notifications shall be held in escrow by the Administrative Agent until the occurrence of a Cash Dominion Event, at which time the Administrative Agent may, in its discretion, forward such DDA Notifications to the applicable institutions,

                      (ii) have entered into a Blocked Account Agreement with Wachovia with respect to the Wachovia Concentration Account (Account No.2055275431509) (the "Wachovia Concentration Account") in form and substance reasonably satisfactory to the Administrative Agent (the "Wachovia Blocked Account Agreement"), and

                      (iii) deliver to the Administrative Agent an agreement (the "Credit Card Agreements") executed on behalf of the Borrowers with Fifth Third and

                                       52

                each of the Borrowers' other major credit card processors (other than FNANB) in form and substance reasonably satisfactory to the Administrative Agent.

         (d) The DDA Notifications and the Credit Card Agreements shall require, after the occurrence and during the continuance of a Cash Dominion Event, the sweep on each Business Day of all available cash receipts and other proceeds from the sale or disposition of any Collateral, including, without limitation, the proceeds of all credit card charges (all such cash receipts and proceeds, "Cash Receipts"), (and with respect to institutions which maintain a DDA, net of a minimum balance not to exceed $10,000) to (x) a concentration account maintained by the Collateral Agent at Fleet (the "FRF Concentration Account"), (y) the Wachovia Concentration Account, or (z) a Blocked Account, as the Administrative Agent may direct.

         (e) The Borrowers shall cause FNANB to forward all proceeds of all credit card charges owed to the Borrowers and other proceeds of Collateral to the Wachovia Concentration Account. Prior to the occurrence of a Cash Dominion Event, FNANB may deduct from such proceeds any amounts due to FNANB by the Borrowers and remit the net amount to the Wachovia Concentration Account. After the occurrence of a Cash Dominion Event, the Borrowers shall cause FNANB to remit the gross amounts due the Borrowers to the Wachovia Concentration Account, without deduction or offset, except as provided in Section 6.01 and the first sentence of Section 7.02 of the FNANB Merchant Agreement. If at any time subsequent to the Closing Date, FNANB ceases to be a Subsidiary of the Lead Borrower or ceases to be Controlled by the Lead Borrower, prior to the consummation of the transaction which results in FNANB ceasing to be a Subsidiary of the Borrower or the Change in Control, the Lead Borrower shall cause FNANB to execute and deliver to the Administrative Agent a Credit Card Agreement, pursuant to which, among other things, FNANB agrees to forward all proceeds of all credit card charges and other proceeds of Collateral to either
(x) the Wachovia Concentration Account, or (y) to a Blocked Account, as the Administrative Agent may direct.

         (f) The Blocked Account Agreements shall require, after the occurrence and during the continuance of a Cash Dominion Event, the sweep on each Business Day of all Cash Receipts (net of a minimum balance not to exceed $10,000) to the FRF Concentration Account or to such other account as the Administrative Agent may direct.

         (g) If at any time after the occurrence and during the continuance of a Cash Dominion Event, any cash or cash equivalents owned by the Borrowers and constituting proceeds of Collateral are deposited to any account (other than a DDA for which a DDA Notification has been delivered), or held or invested in any manner, otherwise than in a Blocked Account that is subject to a Blocked Account Agreement as required herein, the Administrative Agent shall require the Borrowers to close such account and have all funds therein transferred to the FRF Concentration Account, the Wachovia Concentration Account, or such other Blocked Account as the Administrative Agent may direct.

         (h) The Borrowers may close DDAs or Blocked Accounts and/or open new DDAs or Blocked Accounts, subject to the execution and delivery to the Administrative Agent of appropriate DDA Notifications or Blocked Account Agreements consistent with the provisions

                                       53

of this Section 2.23. Unless consented to in writing by the Administrative Agent, the Borrowers may not enter into any agreements with additional credit card processors unless contemporaneously therewith, a Credit Card Agreement, is executed and delivered to the Administrative Agent.

         (i) The FRF Concentration Account is and shall remain, under the sole dominion and control of the Collateral Agent. Each Borrower acknowledges and agrees that, subject to the provisions of subparagraph (j) below and the next to last sentence of Section 2.24(a), (i) such Borrower has no right of withdrawal from the FRF Concentration Account, (ii) the funds on deposit in the FRF Concentration Account shall continue to be collateral security for all of the Obligations and Other Liabilities, and (iii) the funds on deposit in the FRF Concentration Account shall be applied as provided in Section 2.24(a).

         (j) So long as no Cash Dominion Event has occurred and is continuing, the Borrowers may direct, and shall have sole control over, the manner of disposition of its funds in the DDA Accounts, the Blocked Accounts, and the Wachovia Concentration Account.

                      (i)    After the occurrence and during the continuation of
                a Cash Dominion Event, whether or not any Obligations are then outstanding, the Borrowers shall cause the ACH or wire transfer to, upon the Administrative Agent's instruction, the Wachovia Concentration Account or another Blocked Account, no less frequently than daily (and whether or not there is then an outstanding balance in the Loan Account, unless the Commitments have been terminated hereunder and the Obligations have indefeasibly been paid in full) of the then contents of each DDA, each such transfer to be net of any minimum balance, not to exceed $10,000, as may be required to be maintained in the subject DDA by the bank at which such DDA is maintained.

                      (ii)   After the occurrence and during the continuation of
                a Cash Dominion Event, whether or not any Obligations are then outstanding, the Borrowers shall cause the ACH or wire transfer, upon the Administrative Agent's instruction, to the FRF Concentration Account of the then entire ledger balance of each Blocked Account (including the Wachovia Concentration Account), net of such minimum balance, not to exceed $10,000, as may be required to be maintained in the subject Blocked Account by the bank at which such Blocked Account is maintained.

         (k)    In the  event  that,  notwithstanding  the  provisions  of  this
Section 2.23, after the occurrence and during the continuance of a Cash Dominion Event, the Borrowers receive or otherwise have dominion and control of any such proceeds or collections of Collateral, such proceeds and collections shall be held in trust by the Borrowers for the Administrative Agent and shall not be commingled with any of the Borrowers' other funds or deposited in any account of any Borrower other than as instructed by the Administrative Agent.


         SECTION 2.24 Application of Payments.

                                       54

         (a) As long as no Cash Dominion Event has occurred and is continuing, all amounts received by the Agents from any source shall be applied to the Obligations and the Other Liabilities as the Administrative Agent and the Lead Borrower may agree. Subject to the provisions of Section 2.23, if a Cash Dominion Event has occurred and is continuing, as long as neither (i) an Event of Default has occurred and the time for payment of the Obligations has been accelerated, nor (ii) a Default or an Event of Default has occurred under Sections 7.01(h), 7.01(i) or 7.01(q) hereof, all amounts received in the FRF Concentration Account from any source, including the Blocked Account Banks, shall be applied, on the day of receipt, in the following order: first, to pay fees and expense reimbursements and indemnification then due and payable to the Administrative Agent, FSI, the Issuing Bank, and the Collateral Agent (other than fees, expense reimbursements and indemnification payable in connection with Other Liabilities); second to pay interest due and payable on Credit Extensions, third to repay outstanding Swingline Loans; fourth, to repay other outstanding Revolving Loans that are Prime Rate Loans and all outstanding reimbursement obligations under Letters of Credit; fifth, to repay outstanding Revolving Loans that are LIBO Loans and all Breakage Costs due in respect of such repayment pursuant to Section 2.21(b) or, at the Lead Borrower's option, to fund a cash collateral deposit to the Cash Collateral Account sufficient to pay, and with direction to pay, all such outstanding LIBO Loans on the last day of the then-pending Interest Period therefor; sixth to fund a cash collateral deposit in the Cash Collateral Account in an amount equal to 103% of all Letter of Credit Outstandings; seventh, to pay all other Obligations and all Other Liabilities that are then outstanding and then due and payable. If all amounts set forth in clauses first through and including seventh above are paid, any excess amounts shall promptly be released to the Borrowers. Any other amounts received by the Administrative Agent, the Issuing Bank, the Collateral Agent, or any Lender as contemplated by Section 2.23 shall also be applied in the order set forth above in this Section 2.24.

         (b) All credits against the Obligations shall be effective on the day of receipt thereof, and shall be conditioned upon final payment to the Administrative Agent of the items giving rise to such credits. If any item deposited to the FRF Concentration Account and credited to the Loan Account is dishonored or returned unpaid for any reason, whether or not such return is rightful or timely, the Administrative Agent shall have the right to reverse such credit and charge the amount of such item to the Loan Account and the Borrowers shall indemnify the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders against all claims and losses resulting from such dishonor or return.

         SECTION 2.25 Increased Costs.

         (a)    If any Change in Law shall:

                      (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit

                                     55

                extended by, any Lender or any holding company of any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

                      (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or LIBO Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBO Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise) other than Taxes, which shall be governed by Section 2.28 hereof , then the Borrowers will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

         (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

         (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and setting forth in reasonable detail the manner in which such amount or amounts were determined shall be delivered to the Lead Borrower and shall be presumptively correct absent manifest error. The Borrowers shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof.

         (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section within three (3) months of the increased cost or reduction in return shall constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation.

         SECTION 2.26 Change in Legality.

         (a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if (x) any Change in Law shall make it unlawful for a Lender to make or maintain a

                                       56

LIBO Loan or to give effect to its obligations as contemplated hereby with respect to a LIBO Loan or (y) at any time any Lender determines that the making or continuance of any of its LIBO Loans has become impracticable as a result of a contingency occurring after the date hereof which adversely affects the London interbank market or the position of such Lender in the London interbank market, then, by written notice to the Lead Borrower, such Lender may (i) declare that LIBO Loans will not thereafter be made by such Lender hereunder, whereupon any request by the Borrowers for a LIBO Borrowing shall, as to such Lender only, be deemed a request for a Prime Rate Loan unless such declaration shall be subsequently withdrawn; and (ii) require that all outstanding LIBO Loans made by it be converted to Prime Rate Loans, in which event all such LIBO Loans shall be automatically converted to Prime Rate Loans as of the effective date of such notice as provided in paragraph (b) below. In the event any Lender shall exercise its rights under clause (i) or (ii) of this paragraph (a), all payments and prepayments of principal which would otherwise have been applied to repay the LIBO Loans that would have been made by such Lender or the converted LIBO Loans of such Lender shall instead be applied to repay the Prime Rate Loans made by such Lender in lieu of, or resulting from the conversion of, such LIBO Loans.

         (b) For purposes of this Section 2.26, a notice to the Borrowers by any Lender pursuant to paragraph (a) above shall be effective, if lawful, and if any LIBO Loans shall then be outstanding, on the last day of the then-current Interest Period; and otherwise such notice shall be effective on the date of receipt by the Borrowers.

         SECTION 2.27 Payments; Sharing of Setoff.

         (a) The Borrowers shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of drawings under Letters of Credit, or of amounts payable under Sections 2.21(b), 2.25 or 2.28, or otherwise) prior to 2:00 p.m., Boston time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 40 Broad Street, Boston, Massachusetts, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.21(b), 2.25, 2.28 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document (other than payments with respect to LIBO Borrowings) shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, if any payment due with respect to LIBO Borrowings shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, unless that succeeding Business Day is in the next calendar month, in which event, the date of such payment shall be on the last Business Day of subject calendar month, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

                                       57

         (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed drawings under Letters of Credit, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed drawings under Letters of Credit then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed drawings under Letters of Credit then due to such parties.

         (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in drawings under Letters of Credit or Swingline Loans resulting in such Lender's receiving payment of a greater proportion of the aggregate amount of its Loans and participations in drawings under Letters of Credit and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in drawings under Letters of Credit and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in drawings under Letters of Credit and Swingline Loans, provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in drawings under Letters of Credit to any assignee or participant, other than to the Borrowers or any Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrowers consent to the foregoing and agree, to the extent they may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrowers rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrowers in the amount of such participation.

         (d) Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the
Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.

         (e) If any Lender shall fail to make any payment required to be made by it pursuant to this Agreement, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the

                                       58

Administrative Agent for the account of such Lender to satisfy such Lender's obligations under this Agreement until all such unsatisfied obligations are fully paid.

         SECTION 2.28 Taxes.

         (a) Any and all payments by or on account of any obligation of the Borrowers hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes, provided that if the Borrowers shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Agents, any Lender or the Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrowers shall make such deductions, and (iii) the Borrowers shall pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.

         (b) In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law.

         (c) The Borrowers shall indemnify the Agents, each Lender and the Issuing Bank, within ten (10) Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by such Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrowers hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, to the extent that such penalties, interest and expenses shall not result from any action or inaction on the part of the Agent, the Lender or the Issuing Bank, as the case may be, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender or the Issuing Bank, or by any Agent on its own behalf or on behalf of a Lender or the Issuing Bank setting forth in reasonable detail the manner in which such amount was determined, shall be presumptively correct absent manifest error.

         (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrowers to a Governmental Authority, the Borrowers shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

         (e) Any Foreign Lender that is entitled to an exemption from or reduction in withholding tax shall deliver to the Borrowers and the Administrative Agent two copies of either United States Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Foreign Lender's claiming exemption from or reduction in U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Foreign Lender delivers a Form W-8BEN, a certificate representing that such Foreign Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section

                                       59

871(h)(3)(B) of the Code) of the Borrowers and is not a controlled foreign corporation related to the Borrowers (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Foreign Lender claiming complete exemption from or reduced rate of, United States federal withholding tax on payments by the Borrowers under this Agreement and the other Loan Documents. Such forms shall be delivered by each Foreign Lender on or before the date it becomes a party to this Agreement (or, in the case of a transferee that is a participation holder, on or before the date such participation holder becomes a transferee hereunder) and on or before the date, if any, such Foreign Lender changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, each Foreign Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Foreign Lender. Notwithstanding any other provision of this
Section 2.28(e), a Foreign Lender shall not be required to deliver any form pursuant to this 2.28(e) that such Foreign Lender is not legally able to deliver.

         (f) The Borrowers shall not be required to indemnify any Foreign Lender or to pay any additional amounts to any Foreign Lender in respect of U.S. Federal withholding tax pursuant to paragraph (a) or (c) above to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Foreign Lender to comply with the provisions of paragraph (e) above. Should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrowers shall, at such Lender's expense, take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

         (g) If the Lead Borrower determines in good faith that a reasonable basis exists for contesting a Tax, the relevant Lender or the Administrative Agent, as applicable, shall cooperate with the Lead Borrower in challenging such Tax at the Lead Borrower's expense, if requested by the Lead Borrower. If any Lender or the Administrative Agent, as applicable, obtains a credit against or receives a refund or reduction (whether by way of direct payment or by offset) of any Tax for which payment has been made pursuant to this Section, which credit, refund or reduction in the good faith judgment of such Lender or the Administrative Agent, as the case may be, (and without any obligation to disclose its tax records) is allocable to such payment made under this Section, the amount of such credit, refund or reduction (together with any interest received thereon) promptly shall be paid to the Lead Borrower to the extent that payment has been made by the Lead Borrower in full pursuant to this Section.

         SECTION 2.29 Security Interests in Collateral.

         To secure their Obligations under this Agreement and the other Loan Documents and the Other Liabilities, the Borrowers shall grant to the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties, a first-priority security interest in all of the Collateral pursuant hereto and to the Security Documents, subject to Permitted Encumbrances having priority over the Lien of the Agents.

         SECTION 2.30 Mitigation Obligations; Replacement of Lenders.

         (a) If any Lender requests compensation under Section 2.25, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.28, then such Lender shall use

                                       60

reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.25 or 2.28, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment; provided, however, that the Borrowers shall not be liable for such costs and expenses of a Lender requesting compensation if (i) such Lender becomes a party to this Agreement on a date after the Closing Date and (ii) the relevant Change in Law occurs on a date prior to the date such Lender becomes a party hereto.

         (b) If any Lender requests compensation under Section 2.25, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.28, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.05), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that (i) except in the case of an assignment to another Lender, the Borrowers shall have received the prior written consent of the Administrative Agent, the Issuing Bank and Swingline Lender, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in unreimbursed drawings under Letters of Credit and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.25 or payments required to be made pursuant to Section 2.28, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.

ARTICLE III

                         Representations and Warranties

         Each Borrower, for itself and on behalf of such Borrower's Subsidiaries represents and warrants to the Agents and the Lenders that:

         SECTION 3.1  Organization;  Powers.
Each Borrower is, and each of its Subsidiaries is, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and each such Person has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the

                                       61

aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

         SECTION   3.2   Authorization;    Enforceability.
The transactions contemplated hereby and by the other Loan Documents to be entered into by each Borrower are within such Borrower's corporate powers and have been duly authorized by all necessary corporate, and, if required, stockholder action. This Agreement has been duly executed and delivered by each Borrower that is a party hereto and constitutes, and each other Loan Document to which any Borrower is a party, when executed and delivered by such Borrower will constitute, a legal, valid and binding obligation of such Borrower (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         SECTION 3.3 Governmental Approvals;  No Conflicts.
The transactions to be entered into contemplated by the Loan Documents (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) for such as have been obtained or made and are in full force and effect, (ii) for those for which the failure to obtain could not be reasonably be expected to have a Material Adverse Effect, and (iii) for filings and recordings necessary to perfect Liens created under the Loan Documents, (b) will not violate any Applicable Law or regulation or the charter, by-laws or other organizational documents of any Borrower or any order of any Governmental Authority, except for such violation which could not reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Borrower or any of its Subsidiaries or their respective assets, except for such violation or default which could not reasonably be expected to have a Material Adverse Effect, or give rise to a right thereunder to require any payment of a material amount to be made by any Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of any Borrower or any of its Subsidiaries, except Liens created under the Loan Documents or otherwise permitted hereby or thereby.

         SECTION 3.4 Financial Condition.
The Lead Borrower has heretofore furnished to the Lenders the consolidated balance sheet, and statements of income, stockholders' equity, and cash flows for the Lead Borrower and its Subsidiaries as of and for the fiscal year ending February 28, 2003. Such financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Lead Borrower and its Subsidiaries, as of such dates and for such periods in accordance with GAAP.

         SECTION 3.5 Properties.

(a) Each Borrower, and each of its Restricted Subsidiaries, has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for defects which could not reasonably be expected to have a Material Adverse Effect.

         (b) Each Borrower, and each of its Restricted Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to

                                       62

its business, and the use thereof by such Person does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         (c) Schedule 3.05(c)(i) sets forth the address of all Real Estate that is owned by each Borrower and each of their respective Subsidiaries as of the Closing Date, together with a list of the holders of any mortgage or other Lien thereon. Schedule 3.05(c)(ii) sets forth the address of all Real Estate that is leased by each Borrower and each of their respective Subsidiaries as of the Closing Date, together with a list of the landlords and holders of any mortgage or other Lien thereon.

         SECTION 3.6 Litigation and Environmental Matters.
(a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Borrower or any of its Subsidiaries, threatened against or affecting any such Person or involving any of the Loan Documents, which could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than those set forth on Schedule 3.06).

         (b) Except for the matters set forth on Schedule 3.06, and except as could not reasonably be expected to have a Material Adverse Effect, no Borrower and no Subsidiary of any Borrower (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

         (c) Since the date of this Agreement, there has been no change in the status of the matters set forth on Schedule 3.06 that, individually or in the aggregate, has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

         SECTION 3.7 Compliance with Laws and Agreements.
Each Borrower, and each of its Subsidiaries, is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, material agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

         SECTION 3.8 Investment and Holding Company Status.
No Borrower nor any Subsidiary of any Borrower is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

         SECTION 3.9 Taxes.
Each Borrower, and each of its Subsidiaries, has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all taxes required to have been paid by it, except (a) taxes that are being contested in good faith by

                                       63

appropriate proceedings, for which such Person has set aside on its books adequate reserves, and as to which no Lien has arisen, or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 3.10 ERISA.
Except  as set forth on  Schedule  3.10,  as of the  Closing  Date,  none of the
Borrowers is party to a Plan. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No.
87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans.

         SECTION 3.11 Disclosure.
None of the reports, financial statements, certificates or other information furnished by or on behalf of any Borrower or any of its Subsidiaries to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that with respect to projected or pro forma financial information, the Borrowers represent only that such information was prepared in good faith.

         SECTION 3.12 Subsidiaries.
Schedule 3.12 sets forth the name of, and the ownership interest of each Borrower in each of its Subsidiaries as of the Closing Date. There is no other capital stock or ownership interest of any class outstanding as of the Closing Date. Except as set forth on Schedule 3.12, as of the Closing Date, the Borrowers are not and each of their respective Subsidiaries is not party to any joint venture, general or limited partnership, or limited liability company, agreements or any other business ventures or entities.

         SECTION 3.13 Insurance.
Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of the Borrowers and their respective Subsidiaries as of the Closing Date. As of the Closing Date, each of such policies is in full force and effect. As of the Closing Date, all premiums in respect of such insurance that are due and payable have been paid.

         SECTION 3.14 Labor Matters.
There are no strikes, lockouts or slowdowns against any Borrower or any of its Subsidiaries pending or, to the knowledge of the Borrowers, threatened to the extent that any such action could reasonably be expected to have a Material Adverse Effect. The hours worked by and

                                       64

payments made to employees of the Borrowers and their respective Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters to the extent that any such violation could reasonably be expected to have a Material Adverse Effect. All payments due from any Borrower or any of its Subsidiaries, or for which any claim may be made against any such Person, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such member, except for such payments or claims as could not reasonably be expected to have a Material Adverse Effect. The consummation of the transactions contemplated by the Loan Documents will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Borrower or any of its Subsidiaries is bound.

         SECTION 3.15 Security Documents.
The Security Documents create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral, and the Security Documents constitute, or will upon the filing of financing statements and the obtaining of "control", in each case with respect to the relevant Collateral as required under the applicable Uniform Commercial Code, the creation of a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Borrowers thereunder in such Collateral, in each case prior and superior in right to any other Person, except as permitted hereunder or under any other Loan Document.

         SECTION 3.16 Federal Reserve Regulations.
(a) Neither the Borrowers nor any of their respective Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

         (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to buy or carry Margin Stock or to extend credit to others for the purpose of buying or carrying Margin Stock or to refund indebtedness originally incurred for such purpose or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or X.

         SECTION 3.17 Solvency.
Each of the Borrowers is Solvent. No transfer of property is being made by any Borrower and no obligation is being incurred by any Borrower in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Borrower.

         SECTION 3.18 Inventory.
All Inventory of the Lead Borrower and its Subsidiaries (other than an amount not to exceed one percent (1%) of the total Inventory at any time) shall be owned only by a Borrower or a Subsidiary which has complied with the provisions of Section 5.12 hereof.

ARTICLE IV

                                       65

                                   Conditions

         SECTION 4.1 Closing Date.
This Agreement  shall not become  effective  until the date on which each of the
following   conditions   precedent   have  been   satisfied  or  waived  by  the
Administrative Agent:

         (a) The Agents (or their counsel) shall have received from each party hereto either (i) a counterpart of this Agreement and all other Loan Documents (including, without limitation, the Security Documents) signed on behalf of such party or (ii) written evidence satisfactory to the Agents (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and all other Loan Documents.

         (b) The Agents shall have received a favorable written opinion (addressed to each Agent and the Lenders on the Closing Date and dated the Closing Date) of McGuireWoods LLP, counsel for the Borrowers substantially in the form of Exhibit C, covering such matters relating to the Borrowers, the Loan Documents or the transactions contemplated thereby as the Required Lenders shall reasonably request. The Borrowers hereby request such counsel to deliver such opinion.

         (c) The Agents shall have received such documents and certificates as the Agents or their counsel may reasonably request relating to the organization, existence and good standing of each Borrower, the authorization of the transactions contemplated by the Loan Documents and any other legal matters relating to the Borrowers, the Loan Documents or the transactions contemplated thereby, all in form and substance reasonably satisfactory to the Agents and their counsel.

         (d) After giving effect to the first funding under the Loans; any charges to the Loan Account made in connection with the establishment of the credit facility contemplated hereby; and all Letters of Credit to be issued at, or immediately subsequent to, such establishment, Capped Availability shall be not less than $300,000,000. The Agents shall have received a Borrowing Base Certificate dated the Closing Date, relating to the month ended on May 31, 2003, and executed by a Financial Officer of the Lead Borrower.

         (e) The Agents shall have received a certificate, reasonably satisfactory in form and substance to the Agents, (i) with respect to the solvency of (A) the Lead Borrower and its Subsidiaries on a consolidated basis, and (B) each Borrower, individually, as of the Closing Date, and (ii) certifying that, as of the Closing Date, the representations and warranties made by the Borrowers in the Loan Documents are true and complete in all material respects and that no event has occurred (or failed to occur) which is or which, solely with the giving of notice or passage of time(or both) would be a Default or an Event of Default.

         (f)    All  necessary   consents  and  approvals  to  the  transactions
contemplated   hereby  shall  have  been   obtained  and  shall  be   reasonably
satisfactory to the Agents.

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         (g)    The  Collateral  Agent shall have received (i) appraisals of the
Collateral consisting of Inventory by a third party appraiser reasonably acceptable to the Collateral Agent; and (ii) a commercial finance examination of the Borrowers' books and records reasonably acceptable to the Agents.

         (h) The Agents shall have reviewed, and be reasonably satisfied with, the Borrowers' securitization program for its private credit card receivables.

         (i) The Agents shall be reasonably satisfied that any financial statements delivered to them fairly present the business and financial condition of the Lead Borrower and its Subsidiaries, and that there has been no material adverse change in the assets, business, financial condition, income, or prospects of the Lead Borrower and its Subsidiaries since the date of the most recent financial information delivered to the Agents.

         (j) There shall not have occurred any default, nor shall any event exist which is, or solely with the passage of time, the giving of notice or both, would be a default under any Material Indebtedness of any Borrower.

         (k) The Collateral Agent shall have received results of searches or other evidence reasonably satisfactory to the Collateral Agent (in each case dated as of a date reasonably satisfactory to the Collateral Agent) indicating the absence of Liens on the Borrowers' Inventory and proceeds thereof, including without limitation, receivables from credit card processors, except for Liens for which termination statements and releases reasonably satisfactory to the Collateral Agent are being tendered concurrently with such extension of credit.

         (l) The Collateral Agent shall have received all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect the first priority Liens intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Collateral Agent.

         (m) The Collateral Agent shall have received the DDA Notifications, the Wachovia Blocked Account Agreement, and Credit Card Agreements required to be delivered hereunder on or before the Closing Date.

         (n) All fees due at or immediately after the Closing Date and all reasonable costs and expenses incurred by the Agents in connection with the establishment of the credit facility contemplated hereby (including the reasonable fees and expenses of counsel to the Agents) shall have been paid in full.

         (o) The consummation of the transactions contemplated hereby shall not (a) violate any Applicable Law, or (b) conflict with, or result in a default or event of default under, any material agreement of any Borrower.

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         (p)    No  material  changes in  governmental  regulations  or policies affecting the Borrowers, the Agents, the Arranger or any Lender involved in this transaction shall have occurred prior to the Closing Date which could, individually or in the aggregate, materially adversely effect the transaction contemplated by this Agreement.

         (q)    There  shall be no Default  or Event of  Default on the  Closing
Date.

         (r) The Collateral Agent shall have received, and be satisfied with, evidence of the Borrowers' insurance, together with such endorsements as are required by the Loan Documents.

         (s) The Agents shall have received a payoff letter or evidence otherwise reasonably satisfactory in form and substance to the Agents from the Borrower's existing lenders confirming the termination of such credit facility upon receipt of payment of the amounts due, if any, thereunder. All obligations to such existing lenders, if any, shall be repaid with the proceeds of the initial Loans hereunder, and all Liens with respect to the foregoing financing arrangements on any of the Borrowers' assets, if any, shall have been terminated (or provision therefor satisfactory to the Collateral Agent, made).

         (t) There shall have been delivered to the Administrative Agent such additional instruments and documents as the Agents or counsel to the Agents reasonably may require or request.

The Administrative Agent shall notify the Borrowers and the Lenders of the Closing Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived by the Administrative Agent) and the Closing Date occurs at or prior to 5:00 p.m., Boston time, on June 27, 2003, (and, in the event such conditions are not so satisfied or waived, this Agreement shall terminate at such time).

         SECTION  4.2  Conditions  Precedent  to Each  Loan and Each  Letter  of
Credit.

         The obligation of the Lenders to make each Revolving Loan and of the Issuing Bank to issue each Letter of Credit, is subject to the following conditions precedent:

         (a) Notice. The Administrative Agent shall have received a notice with respect to such Borrowing or issuance, as the case may be, as required by
Article II.

         (b) Representations and Warranties. All representations and warranties contained in this Agreement and any Borrowing Base Certificate shall be true and correct in all material respects on and as of the date of each Borrowing or the issuance of each Letter of Credit hereunder with the same effect as if made on and as of such date, other than representations and warranties that relate solely to an earlier date.

         (c) No Default. On the date of each Borrowing hereunder and the issuance of each Letter of Credit, no Default or Event of Default shall have occurred and be continuing.

         (d) Borrowing Base Certificate. The Administrative Agent shall have received the most recently required Borrowing Base Certificate, with each such Borrowing Base Certificate including schedules as required by this Agreement.

The request by the Borrowers for, and the acceptance by the Borrowers of, each extension of credit hereunder shall be deemed to be a representation and warranty by the Borrowers that the conditions specified in this Section 4.02(b) and (c) have been satisfied at that time and that after giving effect to such extension of credit the Borrowers shall continue to be in compliance with the Borrowing Base. The conditions set forth in this Section 4.02 are for the sole benefit of the Administrative Agent and each Lender and may be waived by the Administrative Agent in whole or in part without prejudice to the Administrative Agent or any Lender.

ARTICLE V

                              Affirmative Covenants

         Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all L/C Disbursements shall have been reimbursed, each Borrower covenants and agrees with the Agents and the Lenders that:

         SECTION 5.1 Financial Statements and Other Information.

         (a)    The Borrowers will furnish to the Agents and the Lenders:

                      (i) within ninety (90) days after the end of each fiscal year of the Lead Borrower, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all audited and reported on by independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without a qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Lead Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP; and

                      (ii) within forty-five (45) days after the end of each fiscal quarter of the Lead Borrower, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows, as of the end of and for such fiscal quarter and the elapsed portion of the fiscal year, with comparative results to the same fiscal periods of the prior fiscal year, all certified by one of its Financial Officers as presenting in all material respects the financial condition and results of operations of the Lead Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year end audit adjustments and the absence of footnotes, and

                      (iii) concurrently with any delivery of financial statements under clause (i) or (ii) above, a certificate of a Financial Officer of the Lead Borrower (i) certifying, to the best knowledge of such Financial Officer, as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations with respect to the Consolidated EBITDA for such period, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Lead Borrower's audited financial statements referred to in Section
                3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate; and

                      (iv) within forty-five (45) days subsequent to the commencement of each fiscal year of the Lead Borrower, a detailed consolidated budget by quarter for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year) and, promptly when available, any significant revisions of such budget; and

                      (v) promptly after the same become publicly available, copies of all reports on Forms 10-K and 10-Q and proxy statements filed by the Lead Borrower with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be.

         (b)    The Borrowers will furnish to the Agents

                      (i) within ten (10) Business Days after the end of each month, a certificate in the form of Exhibit D (a "Borrowing Base Certificate") showing the Borrowing Base as of the close of business on the last day of the immediately preceding month, each such Certificate to be certified as complete and correct on behalf of the Borrowers by a Financial Officer of the Lead Borrower, provided that in addition to the foregoing, within five (5) Business Days after the end of December of each year, the Lead Borrower shall furnish a preliminary Borrowing Base Certificate as of the close of business on the last day of December, provided, further however, if and so long as an Event of Default exists, at the option of the Administrative Agent, such Borrowing Base Certificate (showing the Borrowing Base as of the close of business on the last day of the immediately preceding week) shall be furnished weekly on Wednesday of each week; and

                      (ii)   the financial and collateral  reports  described on
                Schedule  5.01(b)(ii),  at the times set forth in such Schedule;
                and

                      (iii) after the occurrence and during the continuance of an Event of Default, promptly upon receipt thereof, copies of all reports submitted to the Lead Borrower by independent certified public accountants in connection with each annual, interim or special audit of the books of the Lead Borrower and its Subsidiaries made by such accountants, including any management letter submitted by such accountants to management in connection with their annual audit, but excluding any accountant "agreed upon procedures" report.

                      (iv) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any Borrower, or compliance with the terms of any Loan Document, as the Agents or any Lender may reasonably request.

         SECTION 5.2 Notices of Material Events.
The Borrowers will furnish to the Administrative Agent prompt written notice of the following:

         (a) within three Business Days after a Financial Officer obtains knowledge thereof, the occurrence of any Default or Event of Default;

         (b) within three Business Days after a Financial Officer obtains knowledge thereof, the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Borrower or any Subsidiary or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

         (c) within three Business Days after a Financial Officer obtains knowledge thereof, the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

         (d) within three Business Days after a Financial Officer obtains knowledge thereof, any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect;

         (e)    any change in any the Lead Borrower's executive officers;

         (f) within three Business Days after a Financial Officer obtains knowledge thereof, the filing of any Lien for unpaid taxes against any Borrower in an amount in excess of $2,000,000;

         (g) the discharge by any Borrower of their present independent accountants or any withdrawal or resignation by such independent accountants; and

         (h) within three Business Days after a Financial Officer obtains knowledge thereof, the occurrence of any early amortization event or event of default by the Lead Borrower or any of its Subsidiaries under any Permitted Securitization Transaction.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Lead Borrower setting forth the details of the event or development requiring such notice and, if applicable, any action taken or proposed to be taken with respect thereto.

         SECTION 5.3 Information Regarding Collateral.
(a) The Lead Borrower will furnish to the Agents prompt written notice of any change of the following (except that with respect to the events described in clauses (i), (iii) and (iv), the Lead Borrower shall provide the Agents with at least ten (10) days prior written notice of the date that any such event shall occur): (i) in any Borrower's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Borrower's chief executive office or its principal place of business, (iii) in any Borrower's identity or corporate structure or (iv) in any Borrower's jurisdiction of incorporation, Federal Taxpayer Identification Number or organizational identification number assigned to it by its state of organization. Notwithstanding the foregoing, if any Borrower's Federal Taxpayer Identification Number or organizational identification number assigned to it by its state of organization is changed by the applicable Governmental Authority, Lead Borrower will furnish to the Agents prompt written notice of any such change not later than ten (10) days from the date such Borrower has been notified by such Governmental Authority of such change. The Lead Borrower also agrees promptly to notify the Agents if any material portion of the Collateral is damaged or destroyed. In addition, the Lead Borrower will furnish to the Agents written notice at the end of each fiscal quarter of any change in any office or store in which it maintains books or records relating to Collateral owned by it or any office, store or facility at which Collateral owned by it is located (including the establishment of any such new office or facility).

         (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a)(i) of Section 5.01, the Lead Borrower shall deliver to the Agents a certificate of a Financial Officer of the Lead Borrower setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Closing Date or the date of the most recent Perfection Certificate delivered pursuant to this Section.

         (c) Should any of the information on any of the Schedules hereto become misleading in any material respect as a result of changes after the Closing Date, the Lead Borrower shall advise the Administrative Agent in writing of such revisions or updates as may be necessary or appropriate to update or correct the same; provided however that no update to any such Schedule shall result in the modification or expansion of any permissible transactions set forth in Article 6 hereof from those in existence immediately prior to the delivery of such updated schedules.

         SECTION 5.4 Existence; Conduct of Business.

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Each Borrower will, and will cause each of its Restricted Subsidiaries to, do or cause to be done all things  necessary  to comply with its  respective  charter,
certificate   of   incorporation,   articles  of   organization,   and/or  other
organizational documents, as applicable; and by-laws and/or other instruments which deal with corporate governance, and to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business, provided that the foregoing shall not prohibit any transaction permitted under Sections 6.03 or 6.05 or prohibit any such Person from discontinuing any business or forfeiting any right, license, permit, privilege, franchise, patent, copyright, trademark or trade name it reasonably deems appropriate in the ordinary course of business.

         SECTION 5.5 Payment of Obligations.
Each Borrower will, and will cause each of its Restricted Subsidiaries to, pay its Indebtedness and other obligations, including tax liabilities, before the same shall become delinquent or in default, except where (a) (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) such Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (iii) such contest effectively suspends collection of the contested obligation, and (iv) no Lien secures such obligation or (b) the failure to make payment could not reasonably be expected to result in a Material Adverse Effect. Nothing contained herein shall be deemed to limit the rights of the Administrative Agent under Section 2.03(b).

         SECTION 5.6 Maintenance of Properties.
Each Borrower will, and will cause each of its Restricted Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted and with the exception of asset dispositions permitted hereunder.

         SECTION 5.7 Insurance.
(a) Each Borrower will, and will cause each of its Restricted  Subsidiaries  to,
(i) maintain insurance with financially sound and reputable insurers having a rating of at least A- or better by A.M. Best Rating Guide (or, to the extent consistent with prudent business practice, a program of self-insurance) on such of its property and in at least such amounts and against at least such risks as is customary with companies in the same or similar businesses operating in the same or similar locations, including commercial general liability insurance against claims for personal injury or death occurring upon, in or about or in connection with the use of any properties owned, occupied or controlled by it (including the insurance required pursuant to the Security Documents); (ii) maintain such other insurance as may be required by law, except where the failure to do so would not have a Material Adverse Effect; and (iii) furnish to the Administrative Agent, upon written request, information as to the insurance carried. The Administrative Agent acknowledges that the current insurers of the Borrowers are reasonably acceptable to the Administrative Agent.

         (b) Commercial property insurance policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a lenders' loss payable clause, in form and substance reasonably satisfactory to the Collateral Agent, which endorsements or amendments shall provide that the insurer shall pay all proceeds otherwise payable to the

                                       73

Borrowers under the policies with respect to the Collateral directly to the Collateral Agent, and (ii) a provision to the effect that none of the Borrowers, the Administrative Agent, the Collateral Agent, or any other party shall be a coinsurer (it being understood that the inclusion of a deductible shall not be deemed to cause the Borrowers to be a co-insurer). Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured. Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 10 days' prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 30 days' prior written notice thereof by the insurer to the Collateral Agent. The Borrowers shall deliver to the Collateral Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, evidence of a replacement policy or renewal of a policy previously delivered to the Collateral Agent together with evidence satisfactory to the Collateral Agent of payment of the premium therefor.

         SECTION 5.8 Casualty and Condemnation.
Each Borrower will furnish to the Agents and the Lenders prompt written notice of any property or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral under power of eminent domain or by condemnation or similar proceeding.

         SECTION 5.9 Books and Records; Inspection and Audit Rights; Appraisals; Accountants; Physical Inventories.

         (a) Each Borrower will, and will cause each of its Restricted Subsidiaries (other than FNANB) to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each Borrower will permit any representatives designated by any Agent, upon reasonable prior notice (unless an Event of Default then exists and is continuing), to visit and inspect its properties and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested, provided that the business of the Borrowers shall not be unreasonably disrupted.

         (b)    Each  Borrower  will,  and  will  cause  each of its  Restricted
Subsidiaries (other than FNANB) to, from time to time upon the reasonable request of the Collateral Agent or the Required Lenders through the Administrative Agent, permit any Agent or professionals (including investment bankers, consultants, accountants, lawyers and appraisers) retained by the Agents to conduct appraisals, commercial finance examinations and other evaluations, including, without limitation, of (i) the Borrowers' practices in the computation of the Borrowing Base and (ii) the assets included in the Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves, and pay the reasonable fees and expenses of the Agents or such professionals with respect to such evaluations and appraisals. Notwithstanding the foregoing, the Agents and the Borrowers acknowledge and agree that so long as no Default or Event of Default has occurred and is continuing (during the continuation of which the Borrowers shall pay the costs of all appraisals and commercial finance examinations undertaken by the Agents), the Borrowers shall only be obligated to reimburse the Agents for

                                       74

one (1) inventory appraisal and one (1) commercial finance examination during each fiscal year of the Borrowers, provided that nothing contained in this sentence shall limit the right of the Agents to undertake additional appraisals and commercial finance examinations at their expense if no Default or Event of Default then exists. Any appraisal of the Collateral shall be conducted using a methodology consistent with the methodology used in the immediately preceding appraisal unless otherwise agreed by the Administrative Agent and the Lead Borrower.

         (c) The Borrowers shall, at all times, retain independent certified public accountants who are nationally recognized or are otherwise reasonably satisfactory to the Administrative Agent and instruct such accountants to cooperate with, and be available to, the Administrative Agent or its representatives to discuss the Borrowers' financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants, as may be raised by the Administrative Agent.

         (d) The Borrowers, at their own expense, shall cause not less than one (1) physical inventory to be undertaken in each twelve (12) month period during which this Agreement is in effect conducted by such inventory takers as are reasonably satisfactory to the Collateral Agent and the Lead Borrower and following such methodology as is consistent with the methodology used in the immediately preceding inventory or as otherwise may be reasonably satisfactory to the Collateral Agent and the Lead Borrower. The Collateral Agent, at the expense of the Borrowers, may participate in and/or observe each scheduled physical count of Inventory which is undertaken on behalf of any Borrower. The Lead Borrower, within seventy-five (75) days following the completion of such inventory, shall provide the Collateral Agent with a reconciliation of the results of each such inventory (as well as of any other physical inventory undertaken by any Borrower) and shall post such results to the Borrowers' stock ledger and, as applicable to the Borrowers' other financial books and records .

         SECTION 5.10 Compliance with Laws.
Each Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 5.11 Use of Proceeds and Letters of Credit.
The proceeds of Loans made hereunder and Letters of Credit issued hereunder will be used only (a) to refinance Indebtedness due to the existing lenders, (b) to finance the acquisition of working capital assets of the Borrowers, including the purchase of inventory and equipment, in each case in the ordinary course of business, (c) to finance Capital Expenditures of the Borrowers, and (d) for general corporate purposes, including in connection with transactions not otherwise prohibited by this Agreement. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

         SECTION 5.12 Future Subsidiaries.
Upon the formation or acquisition, after the Closing Date, of any Restricted Subsidiary of any Borrower (which Restricted Subsidiary owns

                                       75

or has an interest in any Inventory or proceeds thereof) or upon the transfer after the Closing Date by any Borrower of any interest in any Inventory or the proceeds thereof to a Subsidiary of a Borrower (other than FNANB) or if a Subsidiary acquires any Inventory after the Closing Date, such Subsidiary shall, at the request of the Administrative Agent, execute and deliver a joinder to this Agreement and the other Loan Documents as an additional "borrower" or a Guaranty of the Obligations and the Other Liabilities and a security agreement granting a Lien in such of its assets of the same nature and type as constitute Collateral, all such documents to be in form and substance satisfactory to the Agents. Nothing contained in this Section shall permit any Borrower to form or acquire any Subsidiary which is otherwise prohibited by this Agreement.

         SECTION 5.13 Further Assurances.
Each Borrower and its Subsidiaries will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any Applicable Law, or which any Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Borrowers. The Borrowers also agree to provide to the Agents, from time to time upon request, evidence reasonably satisfactory to the Agents as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

ARTICLE VI

                               Negative Covenants

         Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all L/C Disbursements shall have been reimbursed, each Borrower covenants and agrees with the Agents and the Lenders that:

         SECTION 6.1 Indebtedness and Other Obligations.
The Borrowers will not, and will not permit any of their respective Restricted Subsidiaries (other than FNANB) to, create, incur, assume or permit to exist any Indebtedness, except:

                      (i)    Indebtedness created under the Loan Documents;

                      (ii) Indebtedness set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof;

                      (iii) Indebtedness of any Borrower to any other Borrower otherwise permitted hereunder;

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                      (iv)   Indebtedness   of  any   Borrower   or   Restricted
                Subsidiary to finance the acquisition of any fixed or capital assets, including Capital Lease Obligations, Synthetic Leases, any such Indebtedness assumed in connection with the acquisition of any such assets or assumed in connection with any other acquisition permitted under Section 6.04 or secured by a Lien on
                any  such  assets  prior  to  the   acquisition   thereof,   and
                extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof, provided that the aggregate principal amount of Indebtedness permitted by this clause (iv) shall not exceed $150,000,000 at any time outstanding;

                      (v) Indebtedness under Hedging Agreements with any Lender or an Affiliate of a Lender;

                      (vi) Indebtedness arising from any sale and leaseback of Real Estate;

                      (vii)  Indebtedness    in   connection    with   Permitted
                Securitization Transactions; and

                      (viii) other   unsecured   Indebtedness  in  an  aggregate
                principal amount not exceeding $300,000,000 at any time outstanding, provided that if any such Indebtedness exceeds $25,000,000 in the aggregate at any time outstanding, the terms of such Indebtedness in excess of such amount shall be reasonably acceptable to the Administrative Agent.

         SECTION 6.2 Liens.
The Borrowers will not create, incur, or assume any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

         (a)    Liens created under the Loan Documents;

         (b)    Permitted Encumbrances;

         (c)    any Lien on any  property or asset of any  Borrower set forth in
Schedule 6.02, provided that (i) such Lien shall not apply to any other property or asset of any Borrower and (ii) such Lien shall secure only those obligations that it secures as of the Closing Date, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

         (d) Liens on fixed or capital assets acquired by any Borrower, provided that (i) such Liens secure Indebtedness permitted by clause (iv) of
Section 6.01, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring such fixed or capital assets and (iv) such Liens shall not apply to any other property or assets of the Borrowers;

                                       77

         (e) Liens on Real Estate to secure Indebtedness permitted. pursuant to Section 6.01(vi) hereof; and

         (f) Other Liens on assets (other than Inventory, Accounts and the proceeds thereof) or tax Liens securing obligations not exceeding $5,000,000 at any time outstanding.

After any Borrower obtains knowledge of an Lien which has been involuntarily attached to its assets or properties, the Borrowers shall use their best efforts to, and shall promptly seek, to cause the release or termination thereof.

         SECTION 6.3 Fundamental Changes.
(a) The Borrowers and their respective Restricted Subsidiaries will not merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto, no Default shall have occurred and be continuing, (i) any Subsidiary may merge into a Borrower in a transaction in which a Borrower is the surviving corporation, (ii) the Lead Borrower may merge with any other Person as long as the Lead Borrower is the surviving corporation, and (iii) any Subsidiary that is not a Borrower may merge into any other Subsidiary that is not a Borrower, provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04, and
(iv) the Borrowers and their Restricted Subsidiaries may consummate through mergers or consolidations any acquisition permitted under Sections 6.04(e) or
(f) or any disposition of assets permitted under Section 6.05.

         (b) The Borrowers and their respective Restricted Subsidiaries will not engage to any material extent in any business other than businesses of the type conducted by the Borrowers and their Restricted Subsidiaries on the date of execution of this Agreement and businesses reasonably related, ancillary or complementary thereto.

         SECTION 6.4 Investments, Loans, Advances, Guarantees and Acquisitions. The Borrowers and their respective Restricted Subsidiaries will not purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (each of the foregoing, an "Investment"), except for:

         (a)    Permitted Investments;

         (b)    Investments  existing  on the  Closing  Date,  and set  forth on
Schedule 6.04, to the extent such investments would not be permitted under any other clause of this Section;

         (c) Loans, advances or capital contributions by any Borrower to any other Borrower;

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         (d)    Loans,    advances   or   capital    contributions   under   the
Securitization  Revolver  or  otherwise  made  in  connection  with a  Permitted
Securitization Transaction or in accordance with any existing obligations or agreements as of the Closing Date;

         (e)    Permitted Acquisitions;

         (f) Investments consisting of the purchase or other acquisition (in one transaction or a series of transactions) of any assets or capital stock of any other Person constituting a business unit, the aggregate consideration for which purchase or acquisition does not exceed $5,000,000 for any single acquisition or $25,000,000 in the aggregate for all such acquisitions after the Closing Date, provided that no Default or Event of Default then exists or would arise therefrom;

         (g) Investments in joint ventures in an amount not to exceed $25,000,000 at any time outstanding;

         (h) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

         (i)    Purchases,   redemptions  or   acquisitions   of  capital  stock
involving a Restricted Payment permitted pursuant to Section 6.06;

         (j) loans or advances to employees for the purpose of travel, entertainment or relocation in the ordinary course of business; and

         (k) Other Investments (excluding Investments consisting of the purchase or other acquisition (in one transaction or a series of transactions) any assets or capital stock of any other Person constituting a business unit) not to exceed $50,000,000 in the aggregate during any fiscal year.

         SECTION 6.5 Asset Sales.
(a) The Borrowers and their respective Restricted Subsidiaries (other than FNANB) will not sell, transfer, lease or otherwise dispose of any asset, including any capital stock (other than capital stock of the Lead Borrower), nor will the Borrowers (other than the Lead Borrower) issue any additional shares of its capital stock or other ownership interest in such Borrower, except:

                      (i) (A) sales of Inventory and other assets in the ordinary course of business; and

                      (ii) sales, transfers and dispositions among the Borrowers and their respective Subsidiaries (excluding, however, any sales, transfers and dispositions of Inventory or proceeds thereof, from any Borrower except to another Borrower), provided that any such sales, transfers or dispositions involving a Subsidiary that is not a Borrower shall be made in compliance with Section 6.07; and

                                       79

                      (iii) sales and disposition of Subsidiaries of the Lead Borrower which are not Subsidiary Borrowers, provided that no Default or Event of Default then exists or would arise therefrom; and

                      (iv) sales and transfers made pursuant in connection with Permitted Securitization Transactions; and

                      (v) other sales, transfers, or dispositions of assets not in the ordinary course of business in connection with any store closings provided that (x) no Default or Event of Default then exists or would arise therefrom, and (y) no such sale, transfer or disposition shall be made if, after giving effect thereto, the aggregate number of remaining stores (including new or relocated stores) of the Borrowers operating in the ordinary course of business would be less than seventy-five percent (75%) of the number of stores of the Borrowers in existence as of the Closing Date, and (z) if Capped Availability immediately prior, or after giving effect, to such sale would be less than $100,000,000, the purchase price for any Inventory and Accounts so sold, transferred or disposed of shall be at least equal to the amounts available to be advanced thereon under the Borrowing Base; and

                      (vi) other sales, transfers, or dispositions of assets not constituting Collateral, provided that (x) no Default or Event of Default then exists or would arise therefrom, and (y) such sales, transfers or dispositions shall not exceed $50,000,000 in the aggregate in any fiscal year of the Borrowers.

provided that all sales, transfers, leases and other dispositions permitted hereby (other than sales, transfers and other disposition permitted under clause
(ii)) shall be made at arm's length and for fair value and with respect to Inventory and Accounts, solely for cash consideration (which term shall include credit card sales).

         SECTION 6.6 Restricted Payments; Certain Payments of Indebtedness.

         (a)    The  Borrowers  will not,  and will not  permit  any  Restricted
Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except as long as no Default or Event of Default exists or would arise therefrom (i) the Borrowers may declare and pay dividends with respect to their capital stock payable solely in additional shares of their common stock, (ii) the Restricted Subsidiaries of the Borrowers may declare and pay cash dividends with respect to their capital stock, (iii) the Borrowers may make Restricted Payments in an amount not to exceed $75,000,000 in any fiscal year, and (iv) the Borrowers may make other Restricted Payments as long as, after giving effect thereto, Capped Availability is at least $100,000,000.

         (b) The Borrowers will not at any time, and will not permit any of their Restricted Subsidiaries to make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

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                      (i)    payment  of   regularly   scheduled   interest  and
                principal   payments   as  and  when  due  in   respect  of  any
                Indebtedness permitted under Section 6.01; and

                      (ii)   refinancings  of  Indebtedness  described in clause
                (i), above, to the extent permitted by Section 6.01; and

                      (iii) other payments in respect of Indebtedness not to exceed $15,000,000 in the aggregate in any fiscal year of the Borrowers, provided that no Default or Event of Default then exists or would arise therefrom.

         SECTION 6.7 Transactions with Affiliates.
The Borrowers will not at any time sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates (other than FNANB or any Special Purpose Entity), except (a) transactions in the ordinary course of business that are at prices and on terms and conditions not less favorable to the Borrowers than could be obtained on an arm's-length basis from unrelated third parties, (b) transactions between or among the Borrowers not involving any other Affiliate, which would not otherwise violate the provisions of the Loan Documents, and (c) transactions otherwise permitted hereunder.

         SECTION 6.8 Amendment of Material Documents.
The Borrowers will not, and will not permit any Subsidiary to, amend, modify or waive any of its rights under (a) its certificate of incorporation, by-laws or other organizational documents, or (b) the provisions of Articles VI or VII of the FNANB Merchant Agreement, in each case to the extent that such amendment, modification or waiver would be materially adverse to the interests of the Lenders.

         SECTION 6.9 Fiscal Year.
The Borrowers shall not change their fiscal year without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld.


ARTICLE VII

                                Events of Default

         SECTION 7.1 Events of Default.
If any of the following events ("Events of Default") shall occur:

         (a) the Borrowers shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

         (b) the Borrowers shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, within five
(5) Business Days when the same shall become due and payable;

         (c) any representation or warranty made or deemed made by or on behalf of any Borrower in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

         (d) the Borrowers shall fail to observe or perform any covenant, condition or agreement contained:

                (i)   in Sections 2.23(e),  2.23(g),  2.23(j), 2.23(k), 5.02(a),
5.07, 5.09, or 5.11, or in Article VI; and

                (ii) in Section 5.01(b)(i), and such failure shall continue unremedied for a period of 5 days after notice thereof from the Administrative Agent to the Lead Borrower;

         (e) any Borrower shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b), (c), or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Lead Borrower (which notice will be given at the request of any Lender);

         (f) any Borrower shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness when and as the same shall become due and payable (after giving effect to the expiration of any grace or cure period set forth therein) and the holder of such Material Indebtedness shall have accelerated the time for, or demanded, payment thereof;

         (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any such Material Indebtedness or any trustee or agent on its or their behalf to cause any such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (other than on account of the sale of assets otherwise permitted under this Agreement which secure such Material Indebtedness);

         (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Borrower or its debts, or of a substantial part of its assets, under any federal or state bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered and continues unstayed and in effect for 30 days;

         (i) any Borrower shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal or state bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause
(h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

         (j) any Borrower shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

         (k) one or more uninsured judgments for the payment of money in an aggregate amount in excess of $50,000,000 shall be rendered against any Borrower or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any material assets of any Borrower to enforce any such judgment;

         (l) (i) any challenge in any legal proceeding by or on behalf of any Borrower to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document's terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto.

                (ii) any challenge in any legal proceeding by or on behalf of any other Person to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document's terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto, in each case, as to which an order or judgment has been entered adverse to the Agents and the Lenders.

                (iii) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Borrower not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents;

         (m)    a Change in Control shall occur;

         (n) an ERISA Event shall have occurred that when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrowers in an aggregate amount exceeding $50,000,000;

         (o) the occurrence of any uninsured loss to any material portion of the Collateral;

         (p) the indictment of, or institution of any legal process or proceeding against, any Borrower, under any federal, state, municipal, and other civil or criminal statute, rule, regulation, order, or other requirement having the force of law where the relief, penalties, or remedies sought or available include the forfeiture of any material property of any Borrower and/or the imposition of any stay or other order, the effect of which could reasonably be to restrain in any material way the conduct by the Borrowers, taken as a whole, of their business in the ordinary course, and in each case where such indictment or institution of legal process could reasonably be expected to have a Material Adverse Effect;

         (q) except as otherwise permitted hereunder, the determination by any Borrower, whether by vote of such Borrower's board of directors or otherwise to: suspend the operation of such Borrower's business in the ordinary course, liquidate all or a substantial portion of such Borrower's assets or store locations, or employ an agent or other third party to conduct any so-called store closing, store liquidation or "Going-Out-Of-Business" sales relating to all or a substantial portion of such Borrower's assets or store locations;

         (r) the failure of FNANB to make any payment to any Borrower when due under the FNANB Merchant Agreement, which failure continues for ten (10) Business Days, or, after the occurrence of a Cash Dominion Event, the offset or deduction by FNANB of any amounts (other than those set forth in Section 6.01 and the first sentence of Section 7.02 of the FNANB Merchant Agreement) from the payments due to any Borrower;

then, and in every such event (other than an event with respect to any Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Lead Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and (iii) require the Borrowers to furnish cash collateral in an amount equal to 103% of the Letter of Credit Outstandings, and in case of any event with respect to any Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.

         SECTION 7.2 When Continuing.

         For all purposes under this Agreement, each Default and Event of Default that has occurred shall be deemed to be continuing at all times thereafter unless it either (a) is cured or corrected, or (b) is waived in writing by the Lenders in accordance with Section 9.02.

         SECTION 7.3 Remedies on Default

         In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the maturity of the Loans shall have been accelerated pursuant hereto, the Administrative Agent may proceed to protect and enforce its rights and remedies under this Agreement, the Notes or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Agents or the Lenders. No remedy herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

         SECTION 7.4 Application of Proceeds

         After the earlier of (a) the occurrence of an Event of Default and acceleration of the Obligations, or (b) the occurrence of an Event of Default under Sections 7.01(h), 7.01(i) or 7.01(q) hereof, all proceeds realized from any Borrower or on account of any Collateral shall be applied in the manner set forth in Section 6.03 of the Security Agreement. All amounts required to be applied to Loans hereunder (other than Swingline Loans) shall be applied ratably in accordance with each Lender's Commitment Percentage.

ARTICLE VIII

                                   The Agents

         SECTION 8.1 Administration by Administrative Agent.

         Each Lender, the Collateral Agent and the Issuing Bank hereby irrevocably designate FRF as Administrative Agent under this Agreement and the other Loan Documents. The general administration of the Loan Documents shall be by the Administrative Agent. The Lenders, the Collateral Agent and the Issuing Bank each hereby irrevocably authorizes the Administrative Agent (i) to enter into the Loan Documents to which it is a party and (ii) at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under the Loan Documents and the Notes as are delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto. The Administrative Agent shall have no duties or responsibilities except as set forth in this Agreement and the remaining Loan Documents, nor shall it have any fiduciary relationship with any Lender, and no implied covenants, responsibilities, duties, obligations, or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent.

         SECTION 8.2 The Collateral Agent.

         Each Lender, the Administrative Agent and the Issuing Bank hereby irrevocably (i) designate FRF as Collateral Agent under this Agreement and the other Loan Documents, (ii) authorize the Collateral Agent to enter into the Collateral Documents and the other Loan Documents to which it is a party and to perform its duties and obligations thereunder, together with all powers reasonably incidental thereto, and (iii) agree and consent to all of the provisions of the Security Documents. All Collateral shall be held or administered by the Collateral Agent (or its duly-appointed agent) for its benefit and for the ratable benefit of the other Secured Parties. Any proceeds received by the Collateral Agent from the foreclosure, sale, lease or other disposition of any of the Collateral and any other proceeds received pursuant to the terms of the Security Documents or the other Loan Documents shall be paid over to the Administrative Agent for application as provided in Sections 2.20, 2.24, or 7.04, as applicable. The Collateral Agent shall have no duties or responsibilities except as set forth in this Agreement and the remaining Loan Documents, nor shall it have any fiduciary relationship with any Lender, and no implied covenants, responsibilities, duties, obligations, or liabilities shall be read into the Loan Documents or otherwise exist against the Collateral Agent.

         SECTION 8.3 Sharing of Excess Payments.

         Each of the Lenders, the Agents and the Issuing Bank agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrowers, including, but not limited to, a secured claim under
Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim and received by such Lender, any Agent or the Issuing Bank under any applicable bankruptcy, insolvency or other similar law, or otherwise, obtain payment in respect of the Obligations owed it (an "excess payment") as a result of which such Lender, such Agent or the Issuing Bank has received payment of any Loans or other Obligations outstanding to it in excess of the amount that it would have received if all payments at any time applied to the Loans and other Obligations had been applied in the order of priority set forth in Section 7.04, then such Lender, Agent or the Issuing Bank shall promptly purchase at par (and shall be deemed to have thereupon purchased) from the other Lenders, such Agent and the Issuing Bank, as applicable, a participation in the Loans and Obligations outstanding to such other Persons, in an amount determined by the Administrative Agent in good faith as the amount necessary to ensure that the economic benefit of such excess payment is reallocated in such manner as to cause such excess payment and all other payments at any time applied to the Loans and other Obligations to be effectively applied in the order of priority set forth in Section 7.04 pro rata in proportion to its Commitment Percentages; provided, that if any such excess payment is thereafter recovered or otherwise set aside such purchase of participations shall be correspondingly rescinded (without interest). The Borrowers expressly consent to the foregoing arrangements and agree that any Lender, any Agent or the Issuing Bank holding (or deemed to be holding) a participation in any Loan or other Obligation may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by such Borrower to such Lender, such Agent or the Issuing Bank as fully as if such Lender, Agent or the Issuing Bank held a Note and was the original obligee thereon, in the amount of such participation.

         SECTION 8.4 Agreement of Required Lenders.

         (i) Upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of only the Required Lenders, action shall be taken by the Agents for and on behalf or for the benefit of all Lenders upon the direction of the Required Lenders, and any such action shall be binding on all Lenders, and (ii) upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of the Required Supermajority Lenders, action shall be taken by the Agents for and on behalf or for the benefit of all Lenders upon the direction of the Required Supermajority Lenders and any such action shall be binding on all Lenders. No amendment, modification, consent, or waiver shall be effective except in accordance with the provisions of Section 9.02.

         (ii) Upon the occurrence of an Event of Default, the Agents shall (subject to the provisions of Section 9.02) take such action with respect thereto as may be reasonably directed by the Required Lenders; provided that unless and until the Agents shall have received such directions, the Agents may (but shall not be obligated to) take such action as they shall deem advisable in the best interests of the Lenders. In no event shall the Agents be required to comply with any such directions to the extent that the Agents believe that the Agents' compliance with such directions would be unlawful.

         SECTION 8.5 Liability of Agents.

         (i) Each of the Agents, when acting on behalf of the Lenders and the Issuing Bank, may execute any of its respective duties under this Agreement by or through any of its respective officers, agents and employees, and none of the Agents nor their respective directors, officers, agents or employees shall be liable to the Lenders or the Issuing Bank or any of them for any action taken or omitted to be taken in good faith, or be responsible to the Lenders or the Issuing Bank or to any of them for the consequences of any oversight or error of judgment, or for any loss, except to the extent of any liability imposed by law by reason of such Agent's own gross negligence or willful misconduct. The Agents and their respective directors, officers, agents and employees shall in no event be liable to the Lenders or the Issuing Bank or to any of them for any action taken or omitted to be taken by them pursuant to instructions received by them from the Required Lenders, or Required Supermajority Lenders, as applicable, or in reliance upon the advice of counsel selected by it. Without limiting the foregoing, none of the Agents, nor any of their respective directors, officers, employees, or agents (A) shall be responsible to any Lender or the Issuing Bank for the due execution, validity, genuineness, effectiveness, sufficiency, or enforceability of, or for any recital, statement, warranty or representation in, this Agreement, any Loan Document or any related agreement, document or order, or (B) shall be required to ascertain or to make any inquiry concerning the performance or observance by any Borrower of any of the terms, conditions, covenants, or agreements of this Agreement or any of the Loan Documents, or (C) shall be responsible to any Lender or the Issuing Bank for the state or condition of any properties of the Borrowers or any other obligor hereunder constituting Collateral for the Obligations of the Borrowers hereunder or with respect to the Other Liabilities, or any information contained in the books or records of the Borrowers; or (D) shall be responsible to any Lender or the Issuing Bank for the validity, enforceability, collectibility, effectiveness or genuineness of this Agreement or any other Loan Document or any other certificate, document or instrument furnished in connection therewith; or
(E) shall be responsible to any Lender or the Issuing Bank for the validity, priority or perfection of any lien securing or purporting to secure the Obligations or the Other Liabilities or the value or sufficiency of any of the Collateral.

         (ii) The Agents may execute any of their duties under this Agreement or any other Loan Document by or through their agents or attorneys-in-fact, and shall be entitled to the advice of counsel concerning all matters pertaining to its rights and duties hereunder or under the Loan Documents. The Agents shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by them with reasonable care.

         (iii) None of the Agents nor any of their respective directors, officers, employees, or agents shall have any responsibility to the Borrowers on account of the failure or delay in performance or breach by any Lender (other than by the Agent in its capacity as a Lender) or the Issuing Bank of any of their respective obligations under this Agreement or the Notes or any of the Loan Documents or in connection herewith or therewith.

         (iv) The Agents shall be entitled to rely, and shall be fully protected in relying, upon any notice, consent, certificate, affidavit, or other document or writing believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons, and upon the advice and statements of legal counsel (including, without, limitation, counsel to the Borrowers), independent accountants and other experts selected by the Agents. The Agents shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless they shall first receive such advice or concurrence of the Required Lenders as they deem appropriate or they shall first be indemnified to their satisfaction by the Lenders against any and all liability and expense which may be incurred by them by reason of the taking or failing to take any such action.

         SECTION 8.6 Notice of Default.
The Agents shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Agents have actual knowledge of the same or have received notice from a Lender or the Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agents obtain such actual knowledge or receives such a notice, the Agents shall give prompt notice thereof to each of the Lenders. The Agents shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders. Unless and until the Agents shall have received such direction, the Agents may (but shall not be obligated

to) take such action, or refrain from taking such action, with respect to any such Default or Event of Default as they shall deem advisable in the best interest of the Lenders.

         SECTION 8.7 Lenders' Credit Decisions.
Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender, and based on the financial statements prepared by the Borrowers and such other documents and information as it has deemed appropriate, made its own credit analysis and investigation into the business, assets, operations, property, and financial and other condition of the Borrowers and has made its own decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in determining whether or not conditions precedent to closing any Loan hereunder have been satisfied and in taking or not taking any action under this Agreement and the other Loan Documents.

         SECTION 8.8 Reimbursement and Indemnification.

         Each Lender agrees (i) to reimburse (x) each Agent for such Lender's Commitment Percentage of any expenses and fees incurred by such Agent for the benefit of the Lenders or the Issuing Bank under this Agreement, the Notes and any of the Loan Documents, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders or the Issuing Bank, and any other expense incurred in connection with the operations or enforcement thereof not reimbursed by the Borrowers and (y) each Agent for such Lender's Commitment Percentage of any expenses of such Agent incurred for the benefit of the Lenders or the Issuing Bank that the Borrowers have agreed to reimburse pursuant to Section 9.03 and has failed to so reimburse and (ii) to indemnify and hold harmless the Agents and any of their directors, officers, employees, or agents, on demand, in the amount of such Lender's Commitment Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of this Agreement, the Notes or any of the Loan Documents or any action taken or omitted by it or any of them under this Agreement, the Notes or any of the Loan Documents to the extent not reimbursed by the Borrowers (except such as shall result from their respective gross negligence or willful misconduct). The provisions of this Section 8.08 shall survive the repayment of the Obligations and the Other Liabilities and the termination of the Commitments.


         SECTION 8.9 Rights of Agents.

         It is understood and agreed that FRF shall have the same rights and powers hereunder (including the right to give such instructions) as the other Lenders and may exercise such rights and powers, as well as its rights and powers under other agreements and instruments to which it is or may be party, and engage in other transactions with the Borrowers, as though it were not the Administrative Agent or the Collateral Agent, respectively, of the Lenders under this Agreement.

Without limiting the foregoing, the Agents and their Affiliates may accept deposits from, lend money to, and generally engage in any kind of commercial or investment banking, trust, advisory or other business with the Borrowers and their Subsidiaries and Affiliates as if it were not the Agent hereunder.


         SECTION 8.10 Notice of Transfer.

         The Agents may deem and treat a Lender party to this Agreement as the owner of such Lender's portion of the Loans for all purposes, unless and until, and except to the extent, an Assignment and Acceptance shall have become effective as set forth in Section 9.05(b).

         SECTION 8.11 Successor Agent

         Any Agent may resign at any time by giving fifteen (15) Business Days' written notice thereof to the Lenders, the Issuing Bank, the other Agents and the Lead Borrower. Upon any such resignation of any Agent, the Required Lenders shall have the right to appoint a successor Agent, which so long as there is no Default or Event of Default shall be reasonably satisfactory to the Lead Borrower (whose consent shall not be unreasonably withheld or delayed). If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, the retiring Agent may, on behalf of the Lenders, the other Agents and the Issuing Bank, appoint a successor Agent which shall be (i) a commercial bank (or affiliate thereof) organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of a least $100,000,000, (ii) or a Person capable of complying with all of the duties of such Agent (and the Issuing Bank), hereunder (in the opinion of the retiring Agent and as certified to the Lenders in writing by such successor Agent) which, in the case of (i) and (ii) above, so long as there is no Default or Event of Default shall be reasonably satisfactory to the Lead Borrower (whose consent shall not be unreasonably withheld or delayed). Upon the acceptance of any appointment as Agent by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as such Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was such Agent under this Agreement.

         SECTION 8.12 Reports and Financial Statements.

         Promptly after receipt thereof from the Borrowers, the Administrative Agent shall remit to each Lender and the Collateral Agent copies of all financial statements required to be delivered by the Borrowers hereunder and all commercial finance examinations and appraisals of the Collateral received by the Administrative Agent.

         SECTION 8.13 Delinquent Lender.

If for any reason any Lender shall fail or refuse to abide by its obligations under this Agreement, including without limitation its obligation to make available to Administrative Agent its pro rata share of any Revolving Loans, expenses or setoff or purchase its pro rata share of a participation interest in the Swingline Loans (a "Delinquent Lender") and such failure is not cured within ten (10) days of receipt from the Administrative Agent of written notice thereof, then, in addition to the rights and remedies that may be available to Agents, other Lenders, the Borrowers or any other party at law or in equity, and not at limitation thereof, (i) such Delinquent Lender's right to participate in the administration of, or decision-making rights related to, the Loans, this Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal, and (ii) a Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrowers, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining non-delinquent Lenders for application to, and reduction of, their proportionate shares of all outstanding Loans until, as a result of application of such assigned payments the Lenders' respective pro rata shares of all outstanding Loans shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency. The Delinquent Lender's decision-making and participation rights and rights to payments as set forth in clauses (i) and (ii) hereinabove shall be restored only upon the payment by the Delinquent Lender of its pro rata share of any Loans, any participation obligation, or expenses as to which it is delinquent, together with interest thereon at the rate set forth in Section 2.12 hereof from the date when originally due until the date upon which any such amounts are actually paid.

         The non-delinquent Lenders shall also have the right, but not the obligation, in their respective, sole and absolute discretion, to acquire for no cash consideration, (pro rata, based on the respective Commitments of those Lenders electing to exercise such right) the Delinquent Lender's Commitment to fund future Loans (the "Delinquent Lender's Future Commitment"). Upon any such purchase of the pro rata share of any Delinquent Lender's Future Commitment, the Delinquent Lender's share in future Loans and its rights under the Loan Documents with respect thereto shall terminate on the date of purchase, and the Delinquent Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest, including, if so requested, an Assignment and Acceptance. Each Delinquent Lender shall indemnify the Agents and each non-delinquent Lender from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys' fees and funds advanced by any Agent or by any non-delinquent Lender, on account of a Delinquent Lender's failure to timely fund its pro rata share of a Loan or to otherwise perform its obligations under the Loan Documents.


         SECTION 8.14 Syndication Agent,s Documentation Agents, and Arranger. Notwithstanding the provisions of this Agreement or any of the other Loan Documents, the Syndication Agents, the Documentation Agents, and, except as provided in the commitment letter for this transaction, the Arranger shall have no powers, rights, duties, responsibilities or liabilities with respect to this Agreement and the other Loan Documents.

ARTICLE IX

                                  Miscellaneous

         SECTION 9.1 Notices.
Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

         (a) if to any Borrower, to it at Circuit City Stores, Inc., 9954 Mayland Drive, Richmond, Virginia 23233, Attention: Philip J. Dunn, Senior Vice President, Treasurer, and Controller, (Telecopy No. (804) 527-4113), with a copy to McGuireWoods LLP, One James Center, 901 East Cary Street, Richmond, Virginia 23321, Attention: J. Christopher Wiltshire, Esquire (Telecopy No. (804) 775-1061);

         (b) if to the Administrative Agent or the Collateral Agent, or the Swingline Lender to Fleet Retail Finance Inc., 40 Broad Street, Boston, Massachusetts 02109, Attention: Kathleen Dimock (Telecopy No. (617) 434-6685), with a copy to Riemer & Braunstein LLP, Three Center Plaza, Boston, Massachusetts 02108, Attention: David S. Berman, Esquire (Telecopy No. (617) 880-3456);

         (c) if to any other Lender, to it at its address (or telecopy number) set forth on the signature pages hereto or on any Assignment and Acceptance for such Lender.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

         SECTION 9.2 Waivers; Amendments.
(a) No failure or delay by the Agents, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Agents, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

         (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Agents and the Borrowers that are parties thereto, in each case with the consent of the Required Lenders, provided that no such agreement shall (i) increase the Total Commitments without the written consent of each Lender or increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or L/C Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or L/C Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of the Commitments or the Maturity Date (except as provided in Section 2.10 hereof), without the written consent of each Lender affected thereby, (iv) change Sections 2.20, 2.23, or 2.24 or Section 6.03 of the Security Agreement, without the written consent of each Lender, (v) change any of the provisions of this
Section 9.02 or the definition of the term "Required Lenders" or "Required Supermajority Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, (vi) release any Borrower from its obligations under any Loan Document, or limit its liability in respect of such Loan Document, without the written consent of each Lender, (vii) except for sales described in Section 6.05, release any material portion of the Collateral from the Liens of the Security Documents, without the written consent of each Lender, (viii) change the definition of the term "Borrowing Base" or any component definition thereof if as a result thereof the amounts available to be borrowed by the Borrowers would be increased, without the written consent of each Lender, provided that the foregoing shall not limit the discretion of the Administrative Agent to change, establish or eliminate any Reserves, (ix) modify the definition of Permitted Overadvance so as to increase the amount thereof or, except as provided in such definition, the time period for a Permitted Overadvance, without the written consent of each Lender, (x) subordinate the Obligations hereunder, the Other Liabilities, or the Liens granted hereunder or under the other Loan Documents, to any other Indebtedness or Lien, as the case may be without the prior written consent of each Lender, and provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agents or the Issuing Bank without the prior written consent of the Agents or the Issuing Bank, as the case may be.

         (c) Notwithstanding anything to the contrary contained herein, no modification, amendment or waiver which changes the definition of "Cash Dominion Event" or increases the maximum amount of the Swingline Loans to an amount in excess of $60,000,000 (or such greater amount to which such limit has been previously increased in accordance with the provisions of this Section 9.02(c)) shall be made without the written consent of the Required Supermajority Lenders.

         (d)    Notwithstanding  anything  to the  contrary  contained  in  this
Section 9.02, in the event that the Borrowers request that this Agreement or any other Loan Document be modified, amended or waived in a manner which would require the consent of the Lenders pursuant to Sections 9.02(b) or 9.02(c) and such amendment is approved by the Required Lenders, but not by the requisite percentage of the Lenders, the Borrowers, and the Required Lenders shall be permitted, within ninety (90) days thereafter, to amend this Agreement without the consent of the Lender or Lenders which did not agree to the modification or amendment requested by the

Borrowers (such Lender or Lenders, collectively the "Minority Lenders") to provide for (w) the termination of the Commitment of each of the Minority Lenders, (x) the addition to this Agreement of one or more other financial institutions, or an increase in the Commitment of one or more of the Required Lenders, so that the aggregate Commitments after giving effect to such amendment shall be in the same amount as the aggregate Commitments immediately before giving effect to such amendment, (y) if any Loans are outstanding at the time of such amendment, the making of such additional Loans by such new or increasing Lender or Lenders, as the case may be, as may be necessary to repay in full the outstanding Loans (including principal, interest, and fees) of the Minority Lenders immediately before giving effect to such amendment and (z) such other modifications to this Agreement or the Loan Documents as may be appropriate and incidental to the foregoing.

         (e) No notice to or demand on any Borrower shall entitle any Borrower to any other or further notice or demand in the same, similar or other circumstances. Each holder of a Note shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not a Note shall have been marked to indicate such amendment, modification, waiver or consent and any consent by a Lender, or any holder of a Note, shall bind any Person subsequently acquiring a Note, whether or not a Note is so marked. No amendment to this Agreement shall be effective against the Borrowers unless signed by the Borrowers.

         SECTION 9.3 Expenses; Indemnity; Damage Waiver.
(a) The Borrowers shall jointly and severally pay (i) all reasonable out-of-pocket expenses incurred by the Agents and their Affiliates, including the reasonable fees, charges and disbursements of counsel for the Agents, outside consultants for the Agents, appraisers, and for commercial finance examinations, in connection with the arrangement of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, and (iii) subject to the limitations set forth in Section 5.09(b), all reasonable out-of-pocket expenses incurred by the Agents, the Issuing Bank or any Lender, including the reasonable fees, charges and disbursements of any counsel and any outside consultants for the Agents, the Issuing Bank or any Lender, for appraisers, commercial finance examinations, and environmental site assessments, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit; provided that the Lenders who are not the Agents or the Issuing Bank shall be entitled to reimbursement for no more than one counsel representing all such Lenders.

         (b) The Borrowers shall, jointly and severally, indemnify the Agents, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the transactions contemplated by the Loan Documents or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by any Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to any Borrower or any of the Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence, bad faith, or breach of the contractual obligations of such Indemnitee or any Affiliate of such Indemnitee (or of any officer, director, employee, advisor or agent of such Indemnitee or any such Indemnitee's Affiliates), or with respect to a claim by one Indemnified Person against another Indemnified Person.

         (c) To the extent that any Borrower fails to pay any amount required to be paid by it to the Agents or the Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Agents or the Issuing Bank, as the case may be, such Lender's Commitment Percentage of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agents or the Issuing Bank.

         (d) To the extent permitted by Applicable Law, no Borrower shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the transactions contemplated by the Loan Documents, any Loan or Letter of Credit or the use of the proceeds thereof.

         (e) All amounts due under this Section shall be payable promptly after written demand therefor.

         SECTION 9.4 Designation of Lead Borrower as Borrowers' Agent.

         (a) Each Borrower hereby irrevocably designates and appoints the Lead Borrower as that Borrower's agent to obtain Loans and Letters of Credit hereunder, the proceeds of which shall be available to each Borrower for those uses as those set forth herein. As the disclosed principal for its agent, each Borrower shall be obligated to the Agents and each Lender on account of Loans so made and Letters of Credit so issued hereunder as if made directly by the Lenders to that Borrower, notwithstanding the manner by which such Loans and Letters of Credit are recorded on the books and records of the Lead Borrower and of any Borrower.

         (b) Each Borrower recognizes that credit available to it hereunder is in excess of and on better terms than it otherwise could obtain on and for its own account and that one of the reasons therefor is its joining in the credit facility contemplated herein with all other Borrowers. Consequently, each Borrower hereby assumes, guarantees, and agrees to discharge all Obligations and Other Liabilities of all other Borrowers as if the Borrower so assuming and guarantying were each other Borrower.

         (c) The Lead Borrower shall act as a conduit for each Borrower (including itself, as a "Borrower") on whose behalf the Lead Borrower has requested a Loan.

                      (i) The Lead Borrower shall cause the transfer of the proceeds of each Loan to the (those) Borrower(s) on whose behalf such Loan was obtained. Neither the Agents nor any Lender shall have any obligation to see to the application of such proceeds.

                      (ii) If, for any reason, and at any time during the term of this Agreement,

                             (A) any Borrower, including the Lead Borrower, as agent for the Borrowers, shall be unable to, or prohibited from carrying out the terms and conditions of this Agreement (as determined by the Administrative Agent in its reasonable judgment); or

                             (B) the Administrative Agent, in its reasonable judgment, deems it inexpedient to continue making Loans and cause Letters of Credit to be issued to or for the account of any particular Borrower, or to channel such Loans and Letters of Credit through the Lead Borrower, then the Lenders may make Loans directly to, and cause the issuance of Letters of Credit directly for the account of such of the Borrowers as the Administrative Agent determines to be expedient, which Loans may be made without regard to the procedures otherwise included in this Section 9.04.

         (d)    In the event  that the  Administrative  Agent  determines  under
Section 9.04(c)(ii) to forgo the procedures included herein pursuant to which Loans and Letters of Credit are to be channeled through the Lead Borrower, then the Administrative Agent may designate one or more of the Borrowers to fulfill the financial and other reporting requirements otherwise imposed herein upon the Lead Borrower.

         (e) Each of the Borrowers shall remain jointly and severally liable to the Agents and the Lenders for the payment and performance of all Obligations and all Other Liabilities (which payment and performance shall continue to be secured by all Collateral granted by each of the Borrowers) notwithstanding any determination by the Administrative Agent under Section 9.04(c)(ii) to cease making Loans or causing Letters of Credit to be issued to or for the benefit of any Borrower.

         (f)    The  authority of the Lead  Borrower to request  Loans on behalf of, and to bind, the Borrowers, shall continue unless and until the Administrative Agent acts as provided in subparagraph (c), above, or the Administrative Agent actually receives

                      (i)    written  notice  of:  (i) the  termination  of such
                authority, and (ii) the subsequent appointment of a successor Lead Borrower, which notice is signed by the respective Presidents of each Borrower (other than the President of the Lead Borrower being replaced) then eligible for borrowing under this Agreement; and

                      (ii)   written notice from such  successive  Lead Borrower
                (i) accepting such appointment; (ii) acknowledging that such removal and appointment has been effected by the respective Presidents of such Borrowers eligible for borrowing under this Agreement; and (iii) acknowledging that from and after the date of such appointment, the newly appointed Lead Borrower shall be bound by the terms hereof, and that as used herein, the term "Lead Borrower" shall mean and include the newly appointed Lead Borrower.

         SECTION 9.5 Successors and Assigns.
(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any such attempted assignment or transfer without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it), provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Lead Borrower (but only if no Event of Default then exists), the Agents and the Issuing Bank must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the
Administrative Agent) shall not be less than $10,000,000 unless the Administrative Agent otherwise consents, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, and, after completion of the syndication of the Loans, together with a processing and recordation fee of $3,500. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

         (c) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in Boston, Massachusetts a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and L/C Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be presumptively correct absent manifest error and the Borrowers, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Lead Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

         (e) Any Lender may, without the consent of the Borrowers, the Agents, and the Issuing Bank, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it), provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Agents, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation in the Commitments, the Loans and the Letters of Credit Outstandings shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents, provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.25, 2.27 and 2.28 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.09 as though it were a Lender, provided such Participant agrees to be subject to Section 2.27(c) as though it were a Lender.

         (f) A Participant shall not be entitled to receive any greater payment under Section 2.25 or 2.28 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Lead Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.28 unless
(i) the Lead Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with
Section 2.28(e) as though it were a Lender and (ii) such Participant is eligible for exemption from the withholding tax referred to therein, following compliance with Section 2.28(e).
         (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         SECTION 9.6 Survival.
All covenants, agreements, representations and warranties made by the Borrowers in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agents, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated, except as otherwise provided in the Security Agreement. The provisions of Sections 2.25, 2.28 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

         SECTION 9.7 Counterparts; Integration; Effectiveness.
This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Agents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the

Agents and the Lenders and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 9.8 Severability.
Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         SECTION 9.9 Right of Setoff.
If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrowers against any of and all the obligations of the Borrowers now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender may have.

         SECTION  9.10  Governing  Law;  Jurisdiction;  Consent  to  Service  of
Process.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

         (b) Each Borrower agrees that any suit for the enforcement of this Agreement or any other Loan Document may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consent to the non-exclusive jurisdiction of such courts. Each Borrower hereby waives any objection which it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 9.11 WAIVER OF JURY TRIAL.
EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY

LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 9.12 Headings.
Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

         SECTION 9.13 Interest Rate Limitation.
Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under Applicable Law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with Applicable Law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

         SECTION 9.14 Additional Waivers.

         (a) The Obligations are the joint and several obligations of each Borrower. To the fullest extent permitted by Applicable Law, the obligations of each Borrower hereunder shall not be affected by (i) the failure of any Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against any other Borrower under the provisions of this Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, or any other agreement, or (iii) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any other Secured Party.

         (b) The obligations of each Borrower to pay the Obligations in full hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Borrower hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Borrower or that would otherwise operate as a discharge of any Borrower as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

         (c) To the fullest extent permitted by Applicable Law, each Borrower waives any defense based on or arising out of any defense of any other Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Borrower, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any other Borrower, or exercise any other right or remedy available to them against any other Borrower, without affecting or impairing in any way the liability of any Borrower hereunder except to the extent that all the Obligations have been indefeasibly paid in full in cash. Pursuant to Applicable Law, each Borrower waives any defense arising out of any such election even though such election operates, pursuant to Applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Borrower against any other Borrower, as the case may be, or any security.

         (d) Upon payment by any Borrower of any Obligations, all rights of such Borrower against any other Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of any Borrower now or hereafter held by any other Borrower is hereby subordinated in right of payment to the prior payment in full of the Obligations. None of the Borrowers will demand, sue for, or otherwise attempt to collect any such indebtedness. If any amount shall erroneously be paid to any Borrower on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of any Borrower, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

         (e) Without limiting the generality of the foregoing, or of any other waiver or other provision set forth in this Agreement, each Borrower hereby absolutely, knowingly, unconditionally, and expressly waives any and all claim, defense or benefit arising directly or indirectly under any one or more of Sections 2787 to 2855 inclusive of the California Civil Code or any similar law of California.

         SECTION 9.15 Confidentiality

         Each of the Lenders agrees that it will use its best efforts not to disclose without the prior consent of the Lead Borrower (other than to its employees, auditors, counsel or other professional advisors, to affiliates or to another Lender if the Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, provided that such party is bound by the confidentiality provisions of this Section 9.15) any information with respect to Lead Borrower or any of its Subsidiaries which is furnished pursuant to this Agreement and which is designated by Lead Borrower to the Lenders in writing as confidential provided that any Lender may disclose any such information (a) as has become generally available to the public, (b) as may be required in any report, statement or testimony submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required in response to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender, (e) in connection with the enforcement of remedies under this Agreement and the other Loan Documents, and (f) to any prospective transferee in connection with any contemplated transfer of any of the Loans or Notes or any interest therein by such Lender provided that such prospective transferee agrees to be bound by the provisions of this Section. The Borrower hereby agrees that the failure of a Lender to comply with the provisions of this Section 9.15 shall not relieve the Borrower of any of its obligations to such Lender under this Agreement and the other Loan Documents. Notwithstanding the foregoing, the information subject to this Section 9.15 shall not include, and the Agents, the Issuing Bank and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Agents, the Issuing Bank or any Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transactions as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.


       [balance of page left intentionally blank; signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as a sealed instrument as of the day and year first above written.

                             CIRCUIT CITY STORES, INC.
                             as Lead Borrower and Borrower


                             By:      /s/Philip J. Dunn
                                      ----------------------
                                      Name:   Philip J. Dunn
                                      Title:  Senior Vice President, Treasurer
                                              and Controller


                             CIRCUIT CITY STORES WEST COAST, INC.
                             as Borrower


                             By:      /s/Philip J. Dunn
                                      ----------------------
                                      Name:   Philip J. Dunn
                                      Title:  Vice President and Treasurer



                             FLEET RETAIL FINANCE INC.,
                             as Administrative Agent, as Collateral Agent, as Swingline Lender, and as Lender


                             By:/s/Betsy Ratto
                                -----------------
                             Name: Betsy Ratto

                             Title:    Managing Director

                             Address:
                             40 Broad Street, 10th Floor
                             Boston, Massachusetts 02109
                             Attn: Ms. Kathleen Dimock
                             Telephone: (617) 434-3830
                             Telecopy: (617) 434-6685




                              FLEET NATIONAL BANK,
                              as Issuing Bank


                              By:/s/Betsy Ratto
                                 ----------------
                              Name: Betsy Ratto

                              Title:    Managing Director

                              Address:
                              40 Broad Street, 10th Floor
                              Boston, Massachusetts 02109
                              Attn: Ms. Kathleen Dimock
                              Telephone: (617) 434-3830
                              Telecopy: (617) 434-6685






                             BANK OF AMERICA, N.A.,
                             as Syndication Agent and as Lender


                             By:/s/Stuart A. Hall
                                --------------------
                             Name:Stuart A. Hall

                             Title:Vice President

                             Address:
                             600 Peachtree Street, 5th Floor
                             Atlanta, GA  30308
                             Attn: Stuart A. Hall
                             Telephone: (404)607-5396
                             Telecopy: (404) 607-6439




                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Documentation Agent and as Lender


                              By:/s/Todd A. Gromski
                                 -------------------
                              Name:Todd A. Gromski

                              Title:Duly Authorized Signatory

                              Address:
                              2400 Katella Ave, Suite 800
                              Anaheim, CA  92806
                              Attn: Todd Gromski
                              Telephone: 714-456-9477
                              Telecopy: 714-456-9473





                             BANK ONE, NA,
                             as Documentation Agent and as Lender


                             By:/s/Andrew D. Hall
                                -------------------
                             Name:Andrew D. Hall

                             Title:Director

                             Address:
                             120 South LaSalle St.
                              Mail Code IL1-1458
                             Chicago, Illinois 60603
                             Attn:  Andrew D. Hall
                             Telephone: (312) 661-5630
                             Telecopy: (312) 661-6929




                             CONGRESS FINANCIAL CORPORATION (CENTRAL), as Syndication Agent and as Lender


                             By:/s/Christopher S. Hudik
                                ------------------------
                             Name:Christopher S. Hudik

                             Title:1st Vice President

                             Address:
                             150 South Wacker Drive, Suite 220
                             Chicago, IL  60606-4202
                             Attn: Laura Wheeland
                             Telephone: 312-332-0420
                             Telecopy: 312-332-0424




                             WELLS FARGO FOOTHILL, LLC, as Co-Agent and Lender


                             By:/s/Sanat S. Amladi
                                -------------------
                             Name:Sanat S. Amladi

                             Title:Vice President

                             Address:
                             2450 Colorado Ave., 3000 West
                             Santa Monica, CA  90404
                             Attn: Lan Wong/Yelena Kravchuk
                             Telephone: 310-453-7316/7325
                             Telecopy: 310-453-7447




                             THE CIT GROUP/BUSINESS CREDIT, INC., as Co-Agent and Lender


                             By:/s/Susan Williams
                                -------------------
                             Name:Susan Williams

                             Title:AVP

                             Address:
                             1211 Avenue of Americas
                             New York, NY  10036
                             Attn: Dan Cooper
                             Telephone: 212-382-6874
                             Telecopy: 212-536-9379





                             NATIONAL CITY COMMERCIAL FINANCE, INC., as Co-Agent and Lender


                             By:/s/Carla L. Kehres
                                ----------------
                             Name:Carla L. Kehres

                             Title:Senior Vice President

                             Address:
                             1965 E. Sixth St;Suite 400
                             Cleveland, OH  44114
                             Attn: Bill Welsh
                             Telephone: 216-222-9011
                             Telecopy: 216-222-9555





                             JPMORGAN CHASE BANK, as Co-Agent and Lender


                             By:/s/James M. Barbato
                                --------------------
                             Name:James M. Barbato

                             Title:Vice President

                             Address:
                             One Chase Square CS - 5
                             Rochester, New York  14643
                             Attn: Circuit City Client Mgr.
                             Telephone: 585-258-6466
                             Telecopy: 585-258-7440



                             FIFTH THIRD BANK, as Lender


                             By:/s/David C. Melin
                                --------------------
                             Name:David C. Melin

                             Title:Vice President

                             Address:
                             38 Foutain Square Plaza
                             MD 109046 Cincinnati, OH  45202
                             Attn: Commercial Banking
                             Telephone: 513-534-6640
                             Telecopy: 513-534-5947





                               SIEMENS FINANCIAL SERVICES, INC., as Lender


                               By:/s/Frank Amodio
                                  -----------------

                               Name:Frank Amodio

                               Title:Vice President-Credit

                               Address:
                               =======================
                               Attn: __________________
                               Telephone: _____________
                               Telecopy: _______________